EXHIBIT 99.7

Supplement to the
Estimates

Fiscal Year Ending March 31, 2020

British Columbia Cataloguing in Publication Data

British Columbia.

Estimates, fiscal year ending March 31. —1983 —

Annual

Continues: British Columbia. Ministry of Finance.

Estimates of revenue and expenditure. ISSN 0707-3046

Vols. For 1983 - have suppl.

Imprint varies: Ministry of Finance, 1983-1987: Ministry

Of Finance and Corporate Relations, 1988-June 2001:

Ministry of Finance, June 2001-

Also available on the Internet.

ISSN 0712-4597 = Estimates — Province of British Columbia

1.                   British Columbia — Appropriations and expenditures - Periodicals.

2.                   Budget — British Columbia - Periodicals.

3.                   Revenue — British Columbia - Periodicals.

I.                     British Columbia. Ministry of Finance.

II.                British Columbia. Ministry of Finance and Corporate Relations.

III.           Title.

HJ13.B742 354.7110072’225 C82-089032-4

INTRODUCTION

GENERAL FUND OPERATING EXPENSES

This publication provides summary and detailed General Fund expenses for special offices, ministries, and other appropriations. Expenses are classified by group accounts. These group accounts represent broad categories of expenses (Salaries and Benefits, Operating Costs, Government Transfers, Other Expenses, Internal Recoveries, and External Recoveries). Each group account is comprised of several specific components of expenses referred to as standard objects of expense.

The data is presented in a series of columns. The first column provides the total comparable expense for 2018/19. Each column thereafter provides 2019/20 expense detail by standard object of expense. Columns are headed by a numerical code, which relates to a specific standard object of expense. Subtotal columns are also presented to parallel the group account classification totals found in the 2019/20 Estimates. Where blanks appear within a column, funds have not been budgeted for that standard object or group account classification.

GENERAL FUND CAPITAL EXPENDITURES

This publication also provides details for capital expenditures by special office, ministry, and other appropriation. Capital expenditures are presented on the basis of the category of assets acquired, in a manner similar to operating expenses (by column, headed by an alphabetical code which relates to a specific standard object of capital expenditure). The amortization of the cost of assets is an operating expense (standard object 73).

STANDARD OBJECTS OF EXPENSE

A descriptive listing of the standard objects is provided below. Expenses by sub-vote, by group account, and by standard object of expense are presented in this document for information purposes only. While this information accurately represents the intended expense plan for the fiscal year, special offices, ministries, and agencies within other appropriations may reallocate funds within a vote or special account during the year. The Supplement to the Estimates can also be found on the Government of British Columbia’s budget website: http://www.bcbudget.gov.bc.ca/.

Salaries and Benefits	Government Transfers
50 Base Salaries	77 Transfers - Grants
51 Supplementary Salary Costs	79 Transfers - Entitlements
52 Employee Benefits	80 Transfers - Shared Cost Arrangements
54 Legislative Salaries and Indemnities
Other Expenses
Operating Costs	81 Transfers Between Votes and Special Accounts
55 Boards, Commissions and Courts - Fees and Expenses	83 Interest on the Public Debt
57 Public Servant Travel	85 Other Expenses
59 Centralized Management Support Services
60 Professional Services	Internal Recoveries
63 Information Systems - Operating	86 Recoveries Between Votes and Special Accounts
65 Office and Business Expenses	88 Recoveries Within the Consolidated Revenue Fund
67 Informational Advertising and Publications
68 Statutory Advertising and Publications	External Recoveries
69 Utilities, Materials and Supplies	89 Recoveries Within the Government Reporting Entity
70 Operating Equipment and Vehicles	90 Recoveries External to the Government Reporting Entity
72 Non-Capital Roads and Bridges
73 Amortization
75 Building Occupancy Charges

GENERAL FUND OPERATING EXPENSES ($000)

	Total	Total						Total
	2018/19	Salaries	Total	Total	Total	Total	Total	2019/20
	Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Statutory Appropriations	Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Legislative Assembly
1 Legislative Assembly	77,408	46,770	14,666	20	22,326	(160)	(607)	83,015
Officers of the Legislature
2 Auditor General	17,666	12,912	5,234	70	—	—	—	18,216
3 Conflict of Interest Commissioner	718	581	137	—	—	—	—	718
4 Elections BC	13,846	8,332	5,726	4,091	2	—	—	18,151
5 Human Rights Commissioner	—	1,193	807	—	—	—	—	2,000
6 Information and Privacy Commissioner	6,252	4,483	1,667	—	555	(1)	(2)	6,702
7 Merit Commissioner	1,141	728	525	—	112	—		1,365
8 Ombudsperson	6,893	7,532	2,302	—	—	(896)	(65)	8,873
9 Police Complaint Commissioner	3,615	2,407	1,145	—	271	—	(1)	3,822
10 Representative for Children and Youth	9,418	7,166	2,576	10	1	(1)	(2)	9,750
Total	59,549	45,334	20,119	4,171	941	(898)	(70)	69,597
Office of the Premier
11 Office of the Premier	11,305	9,356	1,808	1,112	622	(847)	(702)	11,349
Ministry of Advanced Education, Skills and Training
12 Ministry Operations	2,211,614	35,357	22,535	2,422,160	217	(32,370)	(118,394)	2,329,505
Ministry of Agriculture
13 Ministry Operations	75,359	30,815	12,673	45,717	15,360	(8)	(24,423)	80,134
14 Agricultural Land Commission	4,584	2,645	2,228	—	3	(1)	(2)	4,873
Statutory Appropriations	22,000	—	1,250	—	20,751	—	(1)	22,000
Less: Transfer from Ministry Operations Vote	(8,800)	—	—	—	(8,800)	—	—	(8,800)
Total	93,143	33,460	16,151	45,717	27,314	(9)	(24,426)	98,207
Ministry of Attorney General
15 Ministry Operations	471,799	379,249	113,980	229,341	13,000	(91,949)	(152,905)	490,716
16 Judiciary	79,254	72,421	8,255	179	131	(2)	—	80,984
17 Crown Proceeding Act	24,500	—	—	—	24,500	—	—	24,500
18 Independent Investigations Office	8,756	7,361	2,022	—	20	(1)	(2)	9,400
Statutory Appropriations	9,365	23,767	5,509	—	385	(1)	(19,956)	9,704
Less: Transfer from Ministry Operations Vote	(9,365)	—	—	—	(9,704)	—	—	(9,704)
Total	584,309	482,798	129,766	229,520	28,332	(91,953)	(172,863)	605,600
Ministry of Children and Family Development
19 Ministry Operations	1,792,455	406,240	59,095	1,710,606	34,161	(9,434)	(135,941)	2,064,727
Ministry of Citizens’ Services
20 Ministry Operations	532,664	158,715	646,585	4,076	120,216	(176,636)	(201,316)	551,640
Ministry of Education
21 Ministry Operations	6,302,620	27,129	36,116	6,496,913	1,087	(646)	(30,654)	6,529,945
Statutory Appropriations	38,131	5,217	3,665	30,000	71	—	—	38,953
Total	6,340,751	32,346	39,781	6,526,913	1,158	(646)	(30,654)	6,568,898

GENERAL FUND OPERATING EXPENSES ($000) continued

	Total	Total						Total
	2018/19	Salaries	Total	Total	Total	Total	Total	2019/20
	Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Statutory Appropriations	Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Ministry of Energy, Mines and Petroleum Resources
22 Ministry Operations	58,015	41,400	27,635	109,342	1,729	(9)	(3,059)	177,038
Statutory Appropriations	2,305	484	26	2,736	—	(1)	(2)	3,243
Total	60,320	41,884	27,661	112,078	1,729	(10)	(3,061)	180,281
Ministry of Environment and Climate Change Strategy
23 Ministry Operations	134,005	95,552	58,468	56,321	14,622	(28,085)	(4,144)	192,734
24 Environmental Assessment Office	11,902	9,339	2,940	3,100	54	(1)	(901)	14,531
Statutory Appropriations	33,435	—	8,650	1,150	26,429	—	(500)	35,729
Total	179,342	104,891	70,058	60,571	41,105	(28,086)	(5,545)	242,994
Ministry of Finance
25 Ministry Operations	172,581	142,090	128,606	70,384	74,761	(19,917)	(130,597)	265,327
26 Government Communications and Public Engagement	35,384	30,172	9,417	—	76	(1,597)	(263)	37,805
27 BC Public Service Agency	56,268	34,624	26,790	—	6,368	(9,697)	(1,540)	56,545
28 Benefits and Other Employment Costs	1	601,352	4,674	350	44,206	(571,209)	(79,372)	1
Statutory Appropriations	354,478	67,971	8,239	488,771	55,624	(48,313)	(10,160)	562,132
Less: Transfer from Ministry Operations Vote	(39,619)	—	—	—	(44,005)	—	—	(44,005)
Total	579,093	876,209	177,726	559,505	137,030	(650,733)	(221,932)	877,805
Ministry of Forests, Lands, Natural Resource Operations & Rural Dev
29 Ministry Operations	473,396	296,573	200,769	51,306	79,697	(26,900)	(93,253)	508,192
30 Fire Management	63,986	55,216	59,916	—	62	(1,801)	(12,271)	101,122
Statutory Appropriations	196,743	25,652	125,122	17,914	92,381	(28,501)	(19,086)	213,482
Total	734,125	377,441	385,807	69,220	172,140	(57,202)	(124,610)	822,796
Ministry of Health
31 Ministry Operations	19,606,964	120,568	207,410	21,051,073	2,758	(158,565)	(524,905)	20,698,339
Statutory Appropriations	147,250	—	—	—	147,250	—	—	147,250
Total	19,754,214	120,568	207,410	21,051,073	150,008	(158,565)	(524,905)	20,845,589
Ministry of Indigenous Relations and Reconciliation
32 Ministry Operations	43,914	25,975	10,010	10,221	2,575	(154)	(464)	48,163
33 Treaty and Other Agreements Funding	46,438	—	—	311,649	—	(1)	(261,919)	49,729
Statutory Appropriations	9,164	150	—	9,742	—	(1)	(2)	9,889
Total	99,516	26,125	10,010	331,612	2,575	(156)	(262,385)	107,781
Ministry of Jobs, Trade and Technology
34 Ministry Operations	96,671	40,032	24,600	43,702	637	(6,730)	(5,308)	96,933
Statutory Appropriations	500	—	—	500	—	—	—	500
Total	97,171	40,032	24,600	44,202	637	(6,730)	(5,308)	97,433
Ministry of Labour
35 Ministry Operations	12,638	37,217	10,343	68	481	(5)	(31,655)	16,449
Ministry of Mental Health and Addictions
36 Ministry Operations	9,983	8,654	1,392	—	21	—	—	10,067

GENERAL FUND OPERATING EXPENSES ($000) continued

	Total	Total						Total
	2018/19	Salaries	Total	Total	Total	Total	Total	2019/20
	Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Statutory Appropriations	Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Ministry of Municipal Affairs and Housing
37 Ministry Operations	196,910	19,092	12,794	440,671	40	(10,799)	(143,239)	318,559
38 Housing	453,988	14,942	2,234	469,012	180	(1)	(2)	486,365
Statutory Appropriations	23,326	—	—	12,884	10,495	—	—	23,379
Total	674,224	34,034	15,028	922,567	10,715	(10,800)	(143,241)	828,303
Ministry of Public Safety and Solicitor General
39 Ministry Operations	753,567	264,988	53,356	512,393	7,234	(17,689)	(49,393)	770,889
40 Emergency Program Act	14,728	2,269	3,531	9,020	1	(1)	(1)	14,819
Statutory Appropriations	16,281	816	3,905	5,476	12,104	—	(7,505)	14,796
Total	784,576	268,073	60,792	526,889	19,339	(17,690)	(56,899)	800,504
Ministry of Social Development and Poverty Reduction
41 Ministry Operations	3,363,727	150,284	72,689	3,691,667	20,592	(29,885)	(333,750)	3,571,597
Ministry of Tourism, Arts and Culture
42 Ministry Operations	140,681	8,162	1,525	156,277	19	(6)	(5,433)	160,544
Statutory Appropriations	3,700	—	—	3,698	2	—	—	3,700
Total	144,381	8,162	1,525	159,975	21	(6)	(5,433)	164,244
Ministry of Transportation and Infrastructure
43 Ministry Operations	890,092	144,701	2,861,129	480,341	1,151	(1,960)	(2,559,746)	925,616
Management of Public Funds and Debt
44 Management of Public Funds and Debt	1,275,907	—	—	—	2,641,337	—	(1,363,417)	1,277,920
Other Appropriations
45 Contingencies (All Ministries) and New Programs	550,000	—	—	—	1,303,500	—	—	1,303,500
46 Capital Funding	1,772,046	—	—	2,134,111	5	—	(5)	2,134,111
47 Commissions on Collection of Public Funds	1	—	—	—	74,061	—	(74,060)	1
48 Allowances for Doubtful Revenue Accounts	1	—	—	—	140,315	—	(140,314)	1
49 Tax Transfers	1,246,000	—	—	1,489,000	—	—	—	1,489,000
50 Auditor General for Local Government	2,600	1,632	979	—	—	(1)	(2)	2,608
51 Forest Practices Board	3,845	2,344	1,518	—	3	(1)	(2)	3,862
Total	3,574,493	3,976	2,497	3,623,111	1,517,884	(2)	(214,383)	4,933,083
Overall Total	43,937,000	3,492,627	4,879,173	42,577,174	4,952,052	(1,274,783)	(6,541,243)	48,085,000
Adjusted Totals[1]		2,911,738	4,689,585	42,540,416	4,484,504	—	(6,541,243)

1 Amounts are net of adjustments to eliminate double counting. See page 11.

GENERAL FUND CAPITAL EXPENDITURES ($000)

	Total										Total
	2018/19					Furniture				Roads,	2019/20
	Capital		Land		Specialized	and		Information	Tenant	Bridges, and	Capital
Vote and Statutory Appropriations	Expenditures	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenditures
Legislative Assembly
1 Legislative Assembly	4,378	—	—	3,350	1,944	365	—	515	—	—	6,174
Officers of the Legislature
2 Auditor General	250	—	—	—	—	25	—	160	—	—	185
3 Conflict of Interest Commissioner	25	—	—	—	—	—	—	25	—	—	25
4 Elections BC	700	—	—	—	—	—	—	855	—	—	855
5 Human Rights Commissioner	—	—	—	—	—	165	—	42	793	—	1,000
6 Information and Privacy Commissioner	45	—	—	—	—	5	—	244	—	—	249
7 Merit Commissioner	15	—	—	—	—	5	—	27	—	—	32
8 Ombudsperson	75	—	—	—	—	25	—	113	—	—	138
9 Police Complaint Commissioner	40	—	—	—	—	5	—	17	—	—	22
10 Representative for Children and Youth	50	—	—	—	—	20	—	30	—	—	50
Total	1,200	—	—	—	—	250	—	1,513	793	—	2,556
Office of the Premier
11 Office of the Premier	1	—	—	—	—	1	—	—	—	—	1
Ministry of Advanced Education, Skills and Training
12 Ministry Operations	504	—	—	—	—	4	—	500	—	—	504
Ministry of Agriculture
13 Ministry Operations	1,191	—	—	—	565	3	195	—	—	—	763
14 Agricultural Land Commission	—	—	—	—	—	—	—	—	—	—	—
Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
Total	1,191	—	—	—	565	3	195	—	—	—	763
Ministry of Attorney General
15 Ministry Operations	4,629	—	—	—	4,667	24	127	285	—	—	5,103
16 Judiciary	570	—	—	—	—	30	—	540	—	—	570
17 Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—
18 Independent Investigations Office	—	—	—	—	—	—	—	—	—	—	—
Statutory Appropriations	363	—	—	—	—	—	—	363	—	—	363
Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
Total	5,562	—	—	—	4,667	54	127	1,188	—	—	6,036
Ministry of Children and Family Development
19 Ministry Operations	4,580	—	—	—	444	28	4,038	—	—	—	4,510
Ministry of Citizens’ Services
20 Ministry Operations	313,056	—	—	207,161	260	1,701	342	165,342	42,434	—	417,240
Ministry of Education
21 Ministry Operations	828	—	—	—	—	2	—	177	—	—	179
Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
Total	828	—	—	—	—	2	—	177	—	—	179

GENERAL FUND CAPITAL EXPENDITURES ($000) continued

	Total										Total
	2018/19					Furniture				Roads,	2019/20
	Capital		Land		Specialized	and		Information	Tenant	Bridges, and	Capital
Vote and Statutory Appropriations	Expenditures	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenditures
Ministry of Energy, Mines and Petroleum Resources
22 Ministry Operations	245	—	—	—	45	1	152	—	—	—	198
Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
Total	245	—	—	—	45	1	152	—	—	—	198
Ministry of Environment and Climate Change Strategy
23 Ministry Operations	27,149	2,000	16,449	—	2,842	10	1,536	—	—	—	22,837
24 Environmental Assessment Office	—	—	—	—	—	—	—	—	—	—	—
Statutory Appropriations	400	—	300	—	100	—	—	—	—	—	400
Total	27,549	2,000	16,749	—	2,942	10	1,536	—	—	—	23,237
Ministry of Finance
25 Ministry Operations	644	—	—	—	—	10	237	300	—	—	547
26 Government Communications and Public Engagement	—	—	—	—	—	—	—	—	—	—	—
27 BC Public Service Agency	10	—	—	—	10	—	—	—	—	—	10
28 Benefits and Other Employment Costs	—	—	—	—	—	—	—	—	—	—	—
Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
Total	654	—	—	—	10	10	237	300	—	—	557
Ministry of Forests, Lands, Natural Resource Operations & Rural Dev
29 Ministry Operations	28,599	—	3,258	9,411	603	18	5,652	15	—	13,225	32,182
30 Fire Management	525	—	—	—	525	—	—	—	—	—	525
Statutory Appropriations	45,290	—	—	—	400	—	—	350	—	47,939	48,689
Total	74,414	—	3,258	9,411	1,528	18	5,652	365	—	61,164	81,396
Ministry of Health
31 Ministry Operations	1,432	—	—	—	—	30	—	1,021	—	—	1,051
Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
Total	1,432	—	—	—	—	30	—	1,021	—	—	1,051
Ministry of Indigenous Relations and Reconciliation
32 Ministry Operations	3,901	3,900	—	—	—	1	—	—	—	—	3,901
33 Treaty and Other Agreements Funding	—	—	—	—	—	—	—	—	—	—	—
Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
Total	3,901	3,900	—	—	—	1	—	—	—	—	3,901
Ministry of Jobs, Trade and Technology
34 Ministry Operations	1	—	—	—	—	1	—	—	—	—	1
Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
Total	1	—	—	—	—	1	—	—	—	—	1
Ministry of Labour
35 Ministry Operations	3	—	—	—	—	3	52	—	—	—	55
Ministry of Mental Health and Addictions
36 Ministry Operations	1	—	—	—	—	1	—	—	—	—	1

GENERAL FUND CAPITAL EXPENDITURES ($000) continued

	Total										Total
	2018/19					Furniture				Roads,	2019/20
	Capital		Land		Specialized	and		Information	Tenant	Bridges, and	Capital
Vote and Statutory Appropriations	Expenditures	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenditures
Ministry of Municipal Affairs and Housing
37 Ministry Operations	945	—	—	—	—	2	—	400	—	—	402
38 Housing	—	—	—	—	—	—	—	—	—	—	—
Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
Total	945	—	—	—	—	2	—	400	—	—	402
Ministry of Public Safety and Solicitor General
39 Ministry Operations	13,554	—	—	—	1,586	17	609	9,847	—	—	12,059
40 Emergency Program Act	—	—	—	—	—	—	—	—	—	—	—
Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
Total	13,554	—	—	—	1,586	17	609	9,847	—	—	12,059
Ministry of Social Development and Poverty Reduction
41 Ministry Operations	1,549	—	—	—	—	114	267	5,328	—	—	5,709
Ministry of Tourism, Arts and Culture
42 Ministry Operations	1	—	—	—	—	1	—	—	—	—	1
Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
Total	1	—	—	—	—	1	—	—	—	—	1
Ministry of Transportation and Infrastructure
43 Ministry Operations	3,436	—	—	—	734	10	2,141	—	—	—	2,885
Management of Public Funds and Debt
44 Management of Public Funds and Debt	—	—	—	—	—	—	—	—	—	—	—
Other Appropriations
45 Contingencies (All Ministries) and New Programs	90,000	—	—	3,041	—	—	—	100,000	—	—	103,041
46 Capital Funding	—	—	—	—	—	—	—	—	—	—	—
47 Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—
48 Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—
49 Tax Transfers	—	—	—	—	—	—	—	—	—	—	—
50 Auditor General for Local Government	—	—	—	—	—	—	—	—	—	—	—
51 Forest Practices Board	—	—	—	—	—	—	—	—	—	—	—
Total	90,000	—	—	3,041	—	—	—	100,000	—	—	103,041
Overall Total	548,985	5,900	20,007	222,963	14,725	2,627	15,348	286,496	43,227	61,164	672,457

OPERATING EXPENSES BY STANDARD OBJECT ($000)

STOB	Description	Total	Adjustments	Adjusted Total
50	Base Salaries	2,220,624	(18,551)[1]	2,202,073
51	Supplementary Salary Costs	29,693	—	29,693
52	Employee Benefits	1,227,372	(562,338)[2]	665,034
54	Legislative Salaries and Indemnities	14,938	—	14,938
	Salaries and Benefits	3,492,627	(580,889)	2,911,738
55	Boards, Commissions and Courts - Fees and Expenses	17,094	—	17,094
57	Public Servant Travel	62,258	—	62,258
59	Centralized Management Support Services	80,775	(80,775)[3]	—
60	Professional Services	716,202	(1,255)[4]	714,947
63	Information Systems - Operating	445,487	(68,996)[4]	376,491
65	Office and Business Expenses	114,313	(13,812)[4]	100,501
67	Informational Advertising and Publications	10,065	—	10,065
68	Statutory Advertising and Publications	2,586	—	2,586
69	Utilities, Materials and Supplies	963,347	—	963,347
70	Operating Equipment and Vehicles	129,402	—	129,402
72	Non-Capital Roads and Bridges	1,737,622	—	1,737,622
73	Amortization	267,001	—	267,001
75	Building Occupancy Charges	333,021	(24,750)[4]	308,271
	Operating Costs	4,879,173	(189,588)	4,689,585
77	Transfers - Grants	1,590,253	(1,600)[4]	1,588,653
79	Transfers - Entitlements	26,227,380	—	26,227,380
80	Transfers - Shared Cost Arrangements	14,759,541	(35,158)[4]	14,724,383
	Government Transfers	42,577,174	(36,758)	42,540,416
81	Transfer Between Votes and Special Accounts	247,787	(247,787)[5]	—
83	Interest on the Public Debt	1,270,646	—	1,270,646
85	Other Expenses	3,433,619	(219,761)[4]	3,213,858
	Other Expenses	4,952,052	(467,548)	4,484,504
86	Recoveries Between Votes and Special Accounts	(247,787)	247,787 [5]	—
88	Recoveries Within the Consolidated Revenue Fund	(1,026,996)	1,026,996 [6]	—
	Internal Recoveries	(1,274,783)	1,274,783	—
89	Recoveries Within the Government Reporting Entity	(3,193,379)	—	(3,193,379)
90	Recoveries External to the Government Reporting Entity	(3,347,864)	—	(3,347,864)
	External Recoveries	(6,541,243)	—	(6,541,243)
	Net Operating Expenses	48,085,000	—	48,085,000

1     Recoveries between ministries for base salaries.

2     Recoveries from ministries by the BC Public Service Agency and between ministries for employee benefits.

3     Recoveries from ministries by the Office of the Premier and Attorney General for centrally managed services such as legal services.

4     Recoveries between ministries for centralized services such as banking charges, workplace and technology services, professional services, grants, shared cost arrangements, or other corporate services.

5     Transfers between special accounts and votes.

6     Recoveries for costs referred to in Notes 1, 2, 3, and 4.

SPECIAL OFFICES, MINISTRIES AND OTHER APPROPRIATIONS

OPERATING EXPENSES

LEGISLATIVE ASSEMBLY

($000)

VOTE 1 Legislative Assembly

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Legislative Assembly	77,408	23,082	295	12,248	11,145	46,770	—	520	—	2,574	2,746	2,647	88	348	2,976
Members’ Services	39,965	973	—	6,847	10,266	18,086	—	99	—	41	270	352	—	95	—
Caucus Support Services	7,795	5,297	60	1,322	—	6,679	—	185	—	414	80	655	18	—	6
Office of the Speaker	389	217	—	49	—	266	—	10	—	40	4	99	—	—	—
Office of the Clerk	1,041	215	—	102	437	754	—	40	—	118	15	25	—	—	—
Clerk of Committees	886	486	—	172	242	900	—	12	—	8	12	30	—	—	—
Legislative Operations	15,598	7,432	105	1,664	—	9,201	—	80	—	1,521	2,130	1,190	70	253	2,327
Sergeant-at-Arms	5,740	4,209	125	1,057	200	5,591	—	30	—	145	60	199	—	—	160
Hansard	3,792	2,635	—	610	—	3,245	—	51	—	260	119	60	—	—	291
Legislative Library	2,202	1,618	5	425	—	2,048	—	13	—	27	56	37	—	—	192

Total	77,408	23,082	295	12,248	11,145	46,770	—	520	—	2,574	2,746	2,647	88	348	2,976

LEGISLATIVE ASSEMBLY

($000)

VOTE 1 Legislative Assembly

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Legislative Assembly	58	—	1,800	909	14,666	20	—	—	20	—	—	22,326	22,326	—	(160)	(160)	(1)	(606)	(607)	83,015
Members’ Services	—	—	—	—	857	—	—	—	—	—	—	21,976	21,976	—	—	—	—	—	—	40,919
Caucus Support Services	—	—	—	—	1,358	—	—	—	—	—	—	30	30	—	—	—	—	—	—	8,067
Office of the Speaker	—	—	—	—	153	10	—	—	10	—	—	25	25	—	—	—	—	—	—	454
Office of the Clerk	—	—	—	—	198	—	—	—	—	—	—	80	80	—	—	—	—	—	—	1,032
Clerk of Committees	—	—	—	—	62	—	—	—	—	—	—	—	—	—	—	—	—	—	—	962
Legislative Operations	16	—	1,800	909	10,296	10	—	—	10	—	—	215	215	—	(160)	(160)	(1)	(606)	(607)	18,955
Sergeant-at-Arms	42	—	—	—	636	—	—	—	—	—	—	—	—	—	—	—	—	—	—	6,227
Hansard	—	—	—	—	781	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,026
Legislative Library	—	—	—	—	325	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,373

Total	58	—	1,800	909	14,666	20	—	—	20	—	—	22,326	22,326	—	(160)	(160)	(1)	(606)	(607)	83,015

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Auditor General	17,666	9,899	100	2,611	302	12,912	—	725	—	1,339	675	760	—	—	—

Total	17,666	9,899	100	2,611	302	12,912	—	725	—	1,339	675	760	—	—	—

VOTE 3 Conflict of Interest Commissioner

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Conflict of Interest Commissioner	718	179	—	96	306	581	—	25	—	55	11	20	—	1	1

Total	718	179	—	96	306	581	—	25	—	55	11	20	—	1	1

VOTE 4 Elections BC

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Elections BC	13,846	5,827	712	1,491	302	8,332	—	119	—	639	2,227	583	75	2	29

Total	13,846	5,827	712	1,491	302	8,332	—	119	—	639	2,227	583	75	2	29

VOTE 5 Human Rights Commissioner

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Human Rights Commissioner	—	730	—	239	224	1,193	—	101	—	189	129	99	10	—	11

Total	—	730	—	239	224	1,193	—	101	—	189	129	99	10	—	11

VOTE 6 Information and Privacy Commissioner

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Information and Privacy Commissioner	6,252	3,276	—	903	304	4,483	—	52	—	425	239	173	—	12	33

Total	6,252	3,276	—	903	304	4,483	—	52	—	425	239	173	—	12	33

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Auditor General	—	—	280	1,455	5,234	70	—	—	70	—	—	—	—	—	—	—	—	—	—	18,216

Total	—	—	280	1,455	5,234	70	—	—	70	—	—	—	—	—	—	—	—	—	—	18,216

VOTE 3 Conflict of Interest Commissioner

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Conflict of Interest Commissioner	—	—	2	22	137	—	—	—	—	—	—	—	—	—	—	—	—	—	—	718

Total	—	—	2	22	137	—	—	—	—	—	—	—	—	—	—	—	—	—	—	718

VOTE 4 Elections BC

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Elections BC	16	—	562	1,474	5,726	—	4,091	—	4,091	—	—	2	2	—	—	—	—	—	—	18,151

Total	16	—	562	1,474	5,726	—	4,091	—	4,091	—	—	2	2	—	—	—	—	—	—	18,151

VOTE 5 Human Rights Commissioner

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Human Rights Commissioner	—	—	10	258	807	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,000

Total	—	—	10	258	807	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,000

VOTE 6 Information and Privacy Commissioner

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Information and Privacy Commissioner	—	—	39	694	1,667	—	—	—	—	—	—	555	555	—	(1)	(1)	(1)	(1)	(2)	6,702

Total	—	—	39	694	1,667	—	—	—	—	—	—	555	555	—	(1)	(1)	(1)	(1)	(2)	6,702

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Merit Commissioner

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Merit Commissioner	1,141	426	—	152	150	728	—	17	—	216	28	21	19	12	6

Total	1,141	426	—	152	150	728	—	17	—	216	28	21	19	12	6

VOTE 8 Ombudsperson

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Ombudsperson	6,893	5,670	57	1,501	304	7,532	—	94	—	320	271	308	106	33	50

Total	6,893	5,670	57	1,501	304	7,532	—	94	—	320	271	308	106	33	50

VOTE 9 Police Complaint Commissioner

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Police Complaint Commissioner	3,615	1,612	5	486	304	2,407	—	51	—	545	71	64	10	1	12

Total	3,615	1,612	5	486	304	2,407	—	51	—	545	71	64	10	1	12

VOTE 10 Representative for Children and Youth

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Representative for Children and Youth	9,418	5,326	125	1,413	302	7,166	—	315	—	332	518	386	—	—	7

Total	9,418	5,326	125	1,413	302	7,166	—	315	—	332	518	386	—	—	7

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Merit Commissioner

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Merit Commissioner	—	—	15	191	525	—	—	—	—	—	—	112	112	—	—	—	—	—	—	1,365

Total	—	—	15	191	525	—	—	—	—	—	—	112	112	—	—	—	—	—	—	1,365

VOTE 8 Ombudsperson

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Ombudsperson	—	—	134	986	2,302	—	—	—	—	—	—	—	—	—	(896)	(896)	—	(65)	(65)	8,873

Total	—	—	134	986	2,302	—	—	—	—	—	—	—	—	—	(896)	(896)	—	(65)	(65)	8,873

VOTE 9 Police Complaint Commissioner

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Police Complaint Commissioner	—	—	25	366	1,145	—	—	—	—	—	—	271	271	—	—	—	—	(1)	(1)	3,822

Total	—	—	25	366	1,145	—	—	—	—	—	—	271	271	—	—	—	—	(1)	(1)	3,822

VOTE 10 Representative for Children and Youth

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Representative for Children and Youth	8	—	49	961	2,576	5	—	5	10	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	9,750

Total	8	—	49	961	2,576	5	—	5	10	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	9,750

OFFICE OF THE PREMIER

($000)

VOTE 11 Office of the Premier

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Intergovernmental Relations Secretariat	3,083	2,333	9	600	—	2,942	—	81	8	37	90	661	—	—	1
Executive and Support Services	8,222	4,941	30	1,335	108	6,414	—	324	56	51	186	253	—	—	5
Premier’s Office	3,078	1,966	5	545	108	2,624	—	222	—	10	57	84	—	—	—
Executive Operations	5,144	2,975	25	790	—	3,790	—	102	56	41	129	169	—	—	5

Total	11,305	7,274	39	1,935	108	9,356	—	405	64	88	276	914	—	—	6

OFFICE OF THE PREMIER

($000)

VOTE 11 Office of the Premier

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Intergovernmental Relations Secretariat	5	—	—	6	889	700	—	411	1,111	—	—	18	18	—	(846)	(846)	(1)	(700)	(701)	3,413
Executive and Support Services	25	—	12	7	919	1	—	—	1	—	—	604	604	—	(1)	(1)	(1)	—	(1)	7,936
Premier’s Office	1	—	2	—	376	—	—	—	—	—	—	246	246	—	—	—	—	—	—	3,246
Executive Operations	24	—	10	7	543	1	—	—	1	—	—	358	358	—	(1)	(1)	(1)	—	(1)	4,690

Total	30	—	12	13	1,808	701	—	411	1,112	—	—	622	622	—	(847)	(847)	(2)	(700)	(702)	11,349

MINISTRY OF ADVANCED EDUCATION, SKILLS AND TRAINING

($000)

VOTE 12 Ministry Operations

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Educational Institutions and Organizations	2,006,009	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Student Services Programs	70,395	4,170	—	1,059	—	5,229	—	33	—	595	12	644	—	—	—
Private Training Institutions	1	2,207	2	561	—	2,770	30	50	22	250	40	30	—	—	—
Workforce Innovation and Skills Training	16,906	9,059	55	2,302	—	11,416	—	288	100	6,060	5,302	232	1,840	—	—
Strategy and Planning	1,449	1,862	8	473	—	2,343	—	85	4	95	343	60	—	—	—
Labour Market Information and Policy	2,599	2,915	4	741	—	3,660	—	73	62	1,870	3,390	61	1,840	—	—
Labour Market and Skills Training Programs	12,858	4,282	43	1,088	—	5,413	—	130	34	4,095	1,569	111	—	—	—
Transfers to Crown Corporations and Agencies	97,679	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Industry Training Authority	97,679	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	20,624	12,602	66	3,220	54	15,942	40	354	622	1,261	1,510	253	1,000	19	8
Minister’s Office	735	339	—	106	54	499	—	105	—	—	15	43	—	—	—
Corporate Services	19,889	12,263	66	3,114	—	15,443	40	249	622	1,261	1,495	210	1,000	19	8

Total	2,211,614	28,038	123	7,142	54	35,357	70	725	744	8,166	6,864	1,159	2,840	19	8

MINISTRY OF ADVANCED EDUCATION, SKILLS AND TRAINING

($000)

VOTE 12 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Educational Institutions and Organizations	—	—	—	—	—	12,860	2,108,489	17,204	2,138,553	—	—	1	1	—	(17,000)	(17,000)	(1)	(1)	(2)	2,121,552
Student Services Programs	—	—	—	—	1,284	51,322	7,971	4,607	63,900	—	—	9	9	—	—	—	(1)	(1)	(2)	70,420
Private Training Institutions	—	—	50	255	727	—	—	—	—	—	—	20	20	—	(1)	(1)	(1)	(3,514)	(3,515)	1
Workforce Innovation and Skills Training	—	—	565	26	14,413	—	—	120,830	120,830	—	—	4	4	—	(15,155)	(15,155)	(1)	(114,356)	(114,357)	17,151
Strategy and Planning	—	—	—	26	613	—	—	150	150	—	—	3	3	—	—	—	(1)	—	(1)	3,108
Labour Market Information and Policy	—	—	—	—	7,296	—	—	7,900	7,900	—	—	1	1	—	(15,155)	(15,155)	—	—	—	3,702
Labour Market and Skills Training Programs	—	—	565	—	6,504	—	—	112,780	112,780	—	—	—	—	—	—	—	—	(114,356)	(114,356)	10,341
Transfers to Crown Corporations and Agencies	—	—	—	—	—	—	—	98,877	98,877	—	—	—	—	—	—	—	—	—	—	98,877
Industry Training Authority	—	—	—	—	—	—	—	98,877	98,877	—	—	—	—	—	—	—	—	—	—	98,877
Executive and Support Services	9	—	1,035	—	6,111	—	—	—	—	—	—	183	183	—	(214)	(214)	(104)	(414)	(518)	21,504
Minister’s Office	—	—	—	—	163	—	—	—	—	—	—	75	75	—	—	—	—	—	—	737
Corporate Services	9	—	1,035	—	5,948	—	—	—	—	—	—	108	108	—	(214)	(214)	(104)	(414)	(518)	20,767

Total	9	—	1,650	281	22,535	64,182	2,116,460	241,518	2,422,160	—	—	217	217	—	(32,370)	(32,370)	(108)	(118,286)	(118,394)	2,329,505

MINISTRY OF AGRICULTURE

($000)

VOTE 13 Ministry Operations

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Agriculture Science and Policy	18,866	11,221	22	2,850	—	14,093	—	604	—	2,727	106	686	—	—	847
Business Development	48,414	11,674	79	2,997	—	14,750	—	321	—	1,852	1,050	390	40	—	92
BC Farm Industry Review Board	1,233	485	—	123	—	608	377	30	—	299	4	30	—	—	—
Executive and Support Services	6,846	1,029	—	281	54	1,364	—	137	430	71	636	481	—	—	—
Minister’s Office	638	341	—	107	54	502	—	87	—	—	9	14	—	—	—
Corporate Services	6,208	688	—	174	—	862	—	50	430	71	627	467	—	—	—

Total	75,359	24,409	101	6,251	54	30,815	377	1,092	430	4,949	1,796	1,587	40	—	939

VOTE 14 Agricultural Land Commission

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Agricultural Land Commission	4,584	2,109	—	536	—	2,645	794	188	28	525	239	69	—	21	26

Total	4,584	2,109	—	536	—	2,645	794	188	28	525	239	69	—	21	26

Statutory Appropriations

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Production Insurance Account	22,000	—	—	—	—	—	—	—	—	1,250	—	—	—	—	—

Total	22,000	—	—	—	—	—	—	—	—	1,250	—	—	—	—	—

MINISTRY OF AGRICULTURE

($000)

VOTE 13 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Agriculture Science and Policy	248	—	523	—	5,741	—	—	14,117	14,117	—	—	25	25	—	(3)	(3)	(4)	(13,863)	(13,867)	20,106
Business Development	76	—	57	—	3,878	21,153	—	10,447	31,600	8,800	—	3,220	12,020	—	(3)	(3)	(3)	(10,549)	(10,552)	51,693
BC Farm Industry Review Board	—	—	1	—	741	—	—	—	—	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	1,348
Executive and Support Services	264	—	121	173	2,313	—	—	—	—	—	—	3,313	3,313	—	(1)	(1)	(1)	(1)	(2)	6,987
Minister’s Office	—	—	—	—	110	—	—	—	—	—	—	31	31	—	—	—	—	—	—	643
Corporate Services	264	—	121	173	2,203	—	—	—	—	—	—	3,282	3,282	—	(1)	(1)	(1)	(1)	(2)	6,344

Total	588	—	702	173	12,673	21,153	—	24,564	45,717	8,800	—	6,560	15,360	—	(8)	(8)	(9)	(24,414)	(24,423)	80,134

VOTE 14 Agricultural Land Commission

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Agricultural Land Commission	52	—	281	5	2,228	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	4,873

Total	52	—	281	5	2,228	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	4,873

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Production Insurance Account	—	—	—	—	1,250	—	—	—	—	—	—	20,751	20,751	—	—	—	—	(1)	(1)	22,000

Total	—	—	—	—	1,250	—	—	—	—	—	—	20,751	20,751	—	—	—	—	(1)	(1)	22,000

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 15 Ministry Operations

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Justice Services	126,373	19,842	—	5,040	—	24,882	—	279	43	1,004	306	437	30	—	—
Prosecution Services	140,018	105,109	548	26,698	—	132,355	1,793	1,346	—	4,420	171	2,732	—	—	379
Court Services	112,653	80,524	973	20,648	—	102,145	1,932	1,431	—	2,261	1,606	3,129	—	—	1,360
Legal Services	26,462	50,384	485	12,848	—	63,717	20	856	—	43,764	5	2,013	—	127	—
Agencies, Boards, Commissions and Other Tribunals	25,022	17,167	254	4,438	—	21,859	5,285	352	—	2,959	1,172	3,394	30	47	5
Agencies, Boards, Commissions and Other Tribunals	25,021	12,273	23	3,149	—	15,445	4,849	265	—	1,347	928	625	30	22	5
British Columbia Utilities Commission	1	4,894	231	1,289	—	6,414	436	87	—	1,612	244	2,769	—	25	—
Liquor and Cannabis Regulation	1	7,454	20	1,893	—	9,367	—	221	147	300	525	300	—	—	5
Gaming Policy and Enforcement	19,235	10,426	72	2,648	—	13,146	—	472	333	312	517	621	—	120	2
Gaming Policy and Enforcement Operations	19,234	10,426	72	2,648	—	13,146	—	472	333	312	517	621	—	120	2
Distribution of Gaming Proceeds	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	22,035	9,318	18	2,388	54	11,778	—	157	62	41	10,299	227	—	12	3
Minister’s Office	891	431	—	130	54	615	—	60	—	—	20	25	—	—	3
Corporate Services	21,144	8,887	18	2,258	—	11,163	—	97	62	41	10,279	202	—	12	—

Total	471,799	300,224	2,370	76,601	54	379,249	9,030	5,114	585	55,061	14,601	12,853	60	306	1,754

VOTE 16 Judiciary

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Judiciary	79,254	57,664	110	14,647	—	72,421	1,997	1,484	—	407	1,756	1,787	—	3	102
Superior Courts	18,022	11,908	80	3,025	—	15,013	—	186	—	250	1,540	795	—	—	26
Provincial Courts	61,232	45,756	30	11,622	—	57,408	1,997	1,298	—	157	216	992	—	3	76

Total	79,254	57,664	110	14,647	—	72,421	1,997	1,484	—	407	1,756	1,787	—	3	102

VOTE 17 Crown Proceeding Act

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Crown Proceeding Act	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 15 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Justice Services	64	—	463	61	2,687	516	—	105,639	106,155	—	—	109	109	—	(1,400)	(1,400)	(10)	(3,292)	(3,302)	129,131
Prosecution Services	88	—	92	300	11,321	—	—	—	—	—	—	1,105	1,105	(1,688)	(1)	(1,689)	—	(1)	(1)	143,091
Court Services	1,583	—	1,903	611	15,816	—	—	—	—	—	—	757	757	—	(1)	(1)	—	(2,852)	(2,852)	115,865
Legal Services	—	—	93	—	46,878	—	—	—	—	—	—	397	397	—	(82,594)	(82,594)	(290)	(10)	(300)	28,098
Agencies, Boards, Commissions and Other Tribunals	—	—	47	477	13,768	—	—	—	—	9,704	—	53	9,757	—	(2)	(2)	(1,278)	(13,338)	(14,616)	30,766
Agencies, Boards, Commissions and Other Tribunals	—	—	46	21	8,138	—	—	—	—	9,704	—	38	9,742	—	(2)	(2)	(1,278)	(1,280)	(2,558)	30,765
British Columbia Utilities Commission	—	—	1	456	5,630	—	—	—	—	—	—	15	15	—	—	—	—	(12,058)	(12,058)	1
Liquor and Cannabis Regulation	170	—	49	749	2,466	—	—	—	—	—	—	229	229	—	(1)	(1)	(1)	(12,059)	(12,060)	1
Gaming Policy and Enforcement	8	—	444	—	2,829	12,000	—	111,186	123,186	—	—	49	49	—	(1)	(1)	—	(119,772)	(119,772)	19,437
Gaming Policy and Enforcement Operations	8	—	444	—	2,829	—	—	7,186	7,186	—	—	49	49	—	(1)	(1)	—	(3,773)	(3,773)	19,436
Distribution of Gaming Proceeds	—	—	—	—	—	12,000	—	104,000	116,000	—	—	—	—	—	—	—	—	(115,999)	(115,999)	1
Executive and Support Services	—	—	7,294	120	18,215	—	—	—	—	—	—	597	597	—	(6,261)	(6,261)	(1)	(1)	(2)	24,327
Minister’s Office	—	—	—	—	108	—	—	—	—	—	—	173	173	—	—	—	—	—	—	896
Corporate Services	—	—	7,294	120	18,107	—	—	—	—	—	—	424	424	—	(6,261)	(6,261)	(1)	(1)	(2)	23,431

Total	1,913	—	10,385	2,318	113,980	12,516	—	216,825	229,341	9,704	—	3,296	13,000	(1,688)	(90,261)	(91,949)	(1,580)	(151,325)	(152,905)	490,716

VOTE 16 Judiciary

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Judiciary	70	—	649	—	8,255	4	—	175	179	—	—	131	131	—	(2)	(2)	—	—	—	80,984
Superior Courts	4	—	400	—	3,201	—	—	—	—	—	—	39	39	—	(1)	(1)	—	—	—	18,252
Provincial Courts	66	—	249	—	5,054	4	—	175	179	—	—	92	92	—	(1)	(1)	—	—	—	62,732

Total	70	—	649	—	8,255	4	—	175	179	—	—	131	131	—	(2)	(2)	—	—	—	80,984

VOTE 17 Crown Proceeding Act

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

Total	—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 18 Independent Investigations Office

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Independent Investigations Office	8,756	5,721	—	1,640	—	7,361	—	161	50	111	441	460	—	—	4

Total	8,756	5,721	—	1,640	—	7,361	—	161	50	111	441	460	—	—	4

Statutory Appropriations

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Public Guardian and Trustee Operating Account	9,365	18,811	178	4,778	—	23,767	—	139	—	1,900	1,544	837	—	26	4

Total	9,365	18,811	178	4,778	—	23,767	—	139	—	1,900	1,544	837	—	26	4

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 18 Independent Investigations Office

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Independent Investigations Office	100	—	314	381	2,022	—	—	—	—	—	—	20	20	—	(1)	(1)	(1)	(1)	(2)	9,400

Total	100	—	314	381	2,022	—	—	—	—	—	—	20	20	—	(1)	(1)	(1)	(1)	(2)	9,400

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Public Guardian and Trustee Operating Account	—	—	883	176	5,509	—	—	—	—	—	—	385	385	—	(1)	(1)	—	(19,956)	(19,956)	9,704

Total	—	—	883	176	5,509	—	—	—	—	—	—	385	385	—	(1)	(1)	—	(19,956)	(19,956)	9,704

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 19 Ministry Operations

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Early Childhood Development and Child Care Services	443,724	10,067	81	2,558	—	12,706	21	92	—	126	—	496	100	—	—
Services for Children and Youth with Special Needs	361,468	13,090	135	3,325	—	16,550	—	86	—	—	—	71	—	—	84
Child and Youth Mental Health Services	98,925	48,826	967	12,474	—	62,267	—	628	—	170	205	589	—	—	363
Child Safety, Family Support and Children in Care Services	640,834	120,983	3,368	30,773	—	155,124	—	2,848	15,334	250	—	51	—	22	85
Adoption Services	31,699	6,501	23	1,658	—	8,182	—	50	—	—	—	7	—	—	—
Youth Justice Services	45,890	28,379	891	7,212	—	36,482	—	290	—	27	—	114	—	—	845
Service Delivery Support	151,474	77,058	917	19,958	—	97,933	—	3,858	4,046	5,523	4,787	6,128	—	—	—
Executive and Support Services	18,441	13,389	65	3,448	94	16,996	—	445	2	—	20	1,201	—	—	—
Ministers’ Offices	861	550	—	178	94	822	—	110	—	—	18	13	—	—	—
Corporate Services	17,580	12,839	65	3,270	—	16,174	—	335	2	—	2	1,188	—	—	—

Total	1,792,455	318,293	6,447	81,406	94	406,240	21	8,297	19,382	6,096	5,012	8,657	100	22	1,377

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 19 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Early Childhood Development and Child Care Services	—	—	100	2,500	3,435	1,200	234,410	411,718	647,328	—	—	3,000	3,000	—	(660)	(660)	(1)	(41,001)	(41,002)	624,807
Services for Children and Youth with Special Needs	20	—	—	—	261	—	22,635	359,491	382,126	—	—	18	18	—	(1)	(1)	(1)	(12,284)	(12,285)	386,669
Child and Youth Mental Health Services	155	—	—	1,049	3,159	—	130	53,383	53,513	—	—	—	—	—	(8,768)	(8,768)	(660)	(115)	(775)	109,396
Child Safety, Family Support and Children in Care Services	8	—	—	102	18,700	—	46,183	525,050	571,233	—	—	633	633	—	(1)	(1)	(148)	(62,864)	(63,012)	682,677
Adoption Services	—	—	—	—	57	—	144	26,372	26,516	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	34,752
Youth Justice Services	133	—	—	—	1,409	—	299	27,216	27,515	—	—	1	1	—	(1)	(1)	(1)	(17,984)	(17,985)	47,421
Service Delivery Support	1,883	—	1,315	2,766	30,306	—	—	1,670	1,670	—	—	30,193	30,193	—	(1)	(1)	(1)	(198)	(199)	159,902
Executive and Support Services	—	—	21	79	1,768	—	—	705	705	—	—	316	316	—	(1)	(1)	(1)	(680)	(681)	19,103
Ministers’ Offices	—	—	—	—	141	—	—	—	—	—	—	27	27	—	—	—	—	—	—	990
Corporate Services	—	—	21	79	1,627	—	—	705	705	—	—	289	289	—	(1)	(1)	(1)	(680)	(681)	18,113

Total	2,199	—	1,436	6,496	59,095	1,200	303,801	1,405,605	1,710,606	—	—	34,161	34,161	—	(9,434)	(9,434)	(814)	(135,127)	(135,941)	2,064,727

MINISTRY OF CITIZENS’ SERVICES

($000)

VOTE 20 Ministry Operations

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Services to Citizens and Businesses	27,983	24,479	207	6,299	—	30,985	—	459	199	1,005	12,727	1,128	—	20	49
Service BC Operations	27,160	19,979	173	5,156	—	25,308	—	416	102	568	8,890	636	—	—	26
BC Online	822	2,286	2	581	—	2,869	—	10	86	437	3,035	110	—	—	—
BC Registry Services	1	2,214	32	562	—	2,808	—	33	11	—	802	382	—	20	23
Office of the Chief Information Officer	16,448	8,554	75	2,173	—	10,802	—	142	275	1,411	3,380	250	—	—	—
Information Communication Technologies	1,172	1,842	—	468	—	2,310	—	40	110	690	2,440	33	—	—	—
Procurement and Supply Services	3,273	21,844	597	5,548	—	27,989	—	131	946	1,016	5,480	1,121	—	—	2,573
Real Property	305,481	15,699	34	3,988	—	19,721	—	245	300	350	186	381	—	—	24,665
Enterprise Services	136,787	24,584	159	6,678	—	31,421	—	78	946	3,311	168,277	774	—	—	—
Corporate Information and Records Management Office	21,563	16,519	44	4,196	—	20,759	—	46	856	4,219	1,830	398	—	—	—
Executive and Support Services	19,957	11,671	11	2,992	54	14,728	—	104	39	355	3,841	248	—	—	—
Minister’s Office	688	339	1	106	54	500	—	38	—	—	16	11	—	—	—
Corporate Services	19,269	11,332	10	2,886	—	14,228	—	66	39	355	3,825	237	—	—	—

Total	532,664	125,192	1,127	32,342	54	158,715	—	1,245	3,671	12,357	198,161	4,333	—	20	27,287

MINISTRY OF CITIZENS’ SERVICES

($000)

VOTE 20 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Services to Citizens and Businesses	—	—	3,362	245	19,194	—	—	—	—	—	—	892	892	—	(6,071)	(6,071)	(400)	(12,130)	(12,530)	32,470
Service BC Operations	—	—	2,157	—	12,795	—	—	—	—	—	—	801	801	—	(6,071)	(6,071)	(400)	(800)	(1,200)	31,633
BC Online	—	—	5	240	3,923	—	—	—	—	—	—	9	9	—	—	—	—	(5,965)	(5,965)	836
BC Registry Services	—	—	1,200	5	2,476	—	—	—	—	—	—	82	82	—	—	—	—	(5,365)	(5,365)	1
Office of the Chief Information Officer	—	—	1,050	44	6,552	—	—	—	—	—	—	4	4	—	(653)	(653)	(1)	(1)	(2)	16,703
Information Communication Technologies	—	—	—	—	3,313	—	—	4,076	4,076	—	—	—	—	—	(1,056)	(1,056)	(943)	(6,497)	(7,440)	1,203
Procurement and Supply Services	6,495	—	44	4,403	22,209	—	—	—	—	—	—	75,514	75,514	—	(70,312)	(70,312)	(17,092)	(34,099)	(51,191)	4,209
Real Property	31	—	63,371	294,465	383,994	—	—	—	—	—	—	42,470	42,470	—	(24,750)	(24,750)	(66,932)	(38,930)	(105,862)	315,573
Enterprise Services	—	—	25,751	—	199,137	—	—	—	—	—	—	304	304	—	(68,996)	(68,996)	(13,871)	(9,092)	(22,963)	138,903
Corporate Information and Records Management Office	—	—	183	—	7,532	—	—	—	—	—	—	45	45	—	(4,775)	(4,775)	(1,013)	(280)	(1,293)	22,268
Executive and Support Services	9	—	58	—	4,654	—	—	—	—	—	—	987	987	—	(23)	(23)	(4)	(31)	(35)	20,311
Minister’s Office	—	—	2	—	67	—	—	—	—	—	—	123	123	—	—	—	—	—	—	690
Corporate Services	9	—	56	—	4,587	—	—	—	—	—	—	864	864	—	(23)	(23)	(4)	(31)	(35)	19,621

Total	6,535	—	93,819	299,157	646,585	—	—	4,076	4,076	—	—	120,216	120,216	—	(176,636)	(176,636)	(100,256)	(101,060)	(201,316)	551,640

MINISTRY OF EDUCATION

($000)

VOTE 21 Ministry Operations

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Public Schools	5,754,473	—	—	—	—	—	—	—	—	—	11,089	—	—	—	—
Independent Schools	426,300	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Transfers to Other Partners	76,307	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	45,540	21,560	9	5,506	54	27,129	13	1,208	1,307	7,590	7,532	2,960	773	802	24
Minister’s Office	710	339	—	106	54	499	—	70	—	—	6	7	—	—	—
Education and Corporate Services	44,830	21,221	9	5,400	—	26,630	13	1,138	1,307	7,590	7,526	2,953	773	802	24

Total	6,302,620	21,560	9	5,506	54	27,129	13	1,208	1,307	7,590	18,621	2,960	773	802	24

Statutory Appropriations

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
British Columbia Training and Education Savings Program	30,001	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Teachers Act Special Account	8,130	4,160	—	1,057	—	5,217	440	25	750	527	313	709	90	—	—

Total	38,131	4,160	—	1,057	—	5,217	440	25	750	527	313	709	90	—	—

MINISTRY OF EDUCATION

($000)

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Public Schools	—	—	—	—	11,089	119,456	5,790,127	66,428	5,976,011	—	—	1	1	—	(1)	(1)	(5,000)	(12,000)	(17,000)	5,970,100
Independent Schools	—	—	—	—	—	—	436,669	—	436,669	—	—	—	—	—	—	—	—	(200)	(200)	436,469
Transfers to Other Partners	—	—	—	—	—	50,456	22,607	9,170	82,233	—	—	—	—	—	—	—	(350)	(5,406)	(5,756)	76,477
Executive and Support Services	—	—	2,818	—	25,027	800	—	1,200	2,000	—	—	1,086	1,086	(1)	(644)	(645)	(961)	(6,737)	(7,698)	46,899
Minister’s Office	—	—	—	—	83	—	—	—	—	—	—	130	130	—	—	—	—	—	—	712
Education and Corporate Services	—	—	2,818	—	24,944	800	—	1,200	2,000	—	—	956	956	(1)	(644)	(645)	(961)	(6,737)	(7,698)	46,187

Total	—	—	2,818	—	36,116	170,712	6,249,403	76,798	6,496,913	—	—	1,087	1,087	(1)	(645)	(646)	(6,311)	(24,343)	(30,654)	6,529,945

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
British Columbia Training and Education Savings Program	—	—	—	—	—	—	30,000	—	30,000	1	—	—	1	—	—	—	—	—	—	30,001
Teachers Act Special Account	—	—	—	811	3,665	—	—	—	—	—	—	70	70	—	—	—	—	—	—	8,952

Total	—	—	—	811	3,665	—	30,000	—	30,000	1	—	70	71	—	—	—	—	—	—	38,953

MINISTRY OF ENERGY, MINES AND PETROLEUM RESOURCES

($000)

VOTE 22 Ministry Operations

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Mines Competitiveness and Authorizations	17,504	12,884	1,055	3,273	—	17,212	50	1,249	—	2,570	243	485	—	—	43
Mines Health, Safety and Enforcement	5,390	5,139	704	1,305	—	7,148	50	390	—	—	42	44	—	—	44
Electricity and Alternative Energy	4,235	4,410	—	1,120	—	5,530	—	140	—	2,329	77	82	220	—	—
Oil and Gas	16,784	4,841	—	1,230	—	6,071	—	348	—	2,865	327	418	—	—	69
Strategic and Indigenous Affairs	3,051	1,738	—	441	—	2,179	—	116	—	579	24	100	—	—	—
Implementation Initiatives	1,030	702	—	178	—	880	—	50	—	60	24	37	—	—	—
Executive and Support Services	10,021	1,812	36	478	54	2,380	—	185	2,458	495	946	1,555	—	—	—
Minister’s Office	574	341	—	104	54	499	—	47	—	—	9	15	—	—	—
Corporate Services	9,447	1,471	36	374	—	1,881	—	138	2,458	495	937	1,540	—	—	—

Total	58,015	31,526	1,795	8,025	54	41,400	100	2,478	2,458	8,898	1,683	2,721	220	—	156

Statutory Appropriations

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Innovative Clean Energy Fund special account	2,305	386	—	98	—	484	—	5	—	16	—	5	—	—	—

Total	2,305	386	—	98	—	484	—	5	—	16	—	5	—	—	—

MINISTRY OF ENERGY, MINES AND PETROLEUM RESOURCES

($000)

VOTE 22 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Mines Competitiveness and Authorizations	100	—	—	—	4,740	—	—	175	175	—	—	12	12	—	(1)	(1)	(1)	(3,042)	(3,043)	19,095
Mines Health, Safety and Enforcement	—	—	—	—	570	—	—	—	—	—	—	12	12	—	(1)	(1)	(1)	(1)	(2)	7,727
Electricity and Alternative Energy	—	—	—	—	2,848	—	—	108,967	108,967	—	—	4	4	—	(1)	(1)	(1)	(1)	(2)	117,346
Oil and Gas	70	—	6,543	—	10,640	—	—	100	100	—	—	55	55	—	(1)	(1)	(1)	(1)	(2)	16,863
Strategic and Indigenous Affairs	—	—	—	—	819	—	—	100	100	—	—	5	5	—	(1)	(1)	(1)	(1)	(2)	3,100
Implementation Initiatives	—	—	—	—	171	—	—	—	—	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	1,050
Executive and Support Services	293	—	826	1,089	7,847	—	—	—	—	—	—	1,639	1,639	—	(3)	(3)	(3)	(3)	(6)	11,857
Minister’s Office	—	—	—	—	71	—	—	—	—	—	—	9	9	—	(1)	(1)	(1)	(1)	(2)	576
Corporate Services	293	—	826	1,089	7,776	—	—	—	—	—	—	1,630	1,630	—	(2)	(2)	(2)	(2)	(4)	11,281

Total	463	—	7,369	1,089	27,635	—	—	109,342	109,342	—	—	1,729	1,729	—	(9)	(9)	(9)	(3,050)	(3,059)	177,038

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Innovative Clean Energy Fund special account	—	—	—	—	26	—	—	2,736	2,736	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	3,243

Total	—	—	—	—	26	—	—	2,736	2,736	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	3,243

MINISTRY OF ENVIRONMENT AND CLIMATE CHANGE STRATEGY

($000)

VOTE 23 Ministry Operations

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Protection	11,801	23,931	294	6,178	—	30,403	—	894	—	1,250	222	1,355	—	—	381
Environmental Sustainability	23,972	13,997	42	3,555	—	17,594	—	729	—	4,124	323	248	—	—	710
BC Parks	40,478	16,853	131	4,343	—	21,327	—	614	—	400	162	738	—	18	8,468
Conservation Officer Service	18,207	12,540	45	3,241	—	15,826	—	639	—	401	513	282	—	—	430
Climate Action	15,600	4,958	—	1,259	—	6,217	—	159	—	1,838	1,050	7,147	—	—	10
CleanBC Program for Industry	—	2,072	—	526	—	2,598	—	28	—	1,200	1,500	15	—	—	—
Executive and Support Services	23,947	1,194	16	323	54	1,587	—	90	1,437	75	1,285	1,465	—	—	47
Minister’s Office	628	340	—	106	54	500	—	75	—	—	—	12	—	—	—
Corporate Services	23,319	854	16	217	—	1,087	—	15	1,437	75	1,285	1,453	—	—	47

Total	134,005	75,545	528	19,425	54	95,552	—	3,153	1,437	9,288	5,055	11,250	—	18	10,046

VOTE 24 Environmental Assessment Office

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Assessment Office	11,902	7,392	62	1,885	—	9,339	1	491	600	1,427	150	260	—	—	3

Total	11,902	7,392	62	1,885	—	9,339	1	491	600	1,427	150	260	—	—	3

Statutory Appropriations

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Park Enhancement Fund special account	9,800	—	—	—	—	—	—	—	—	2,650	—	—	—	—	6,000
Sustainable Environment Fund	23,635	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	33,435	—	—	—	—	—	—	—	—	2,650	—	—	—	—	6,000

MINISTRY OF ENVIRONMENT AND CLIMATE CHANGE STRATEGY

($000)

VOTE 23 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Environmental Protection	688	—	501	14	5,305	100	—	628	728	—	—	714	714	(23,635)	(1)	(23,636)	(1)	(199)	(200)	13,314
Environmental Sustainability	302	—	1,039	4	7,479	190	—	3,379	3,569	—	—	25	25	(442)	(151)	(593)	(25)	(3,477)	(3,502)	24,572
BC Parks	244	—	9,642	—	20,286	—	—	150	150	—	—	39	39	—	(1)	(1)	(1)	(233)	(234)	41,567
Conservation Officer Service	332	—	240	—	2,837	—	—	—	—	—	—	21	21	(268)	(1)	(269)	(1)	(120)	(121)	18,294
Climate Action	—	—	10	—	10,214	1,800	—	—	1,800	—	—	6	6	(1,305)	(2,000)	(3,305)	(1)	(82)	(83)	14,849
CleanBC Program for Industry	—	—	—	—	2,743	—	37,510	12,504	50,014	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	55,352
Executive and Support Services	2,108	—	2,905	192	9,604	60	—	—	60	—	—	13,817	13,817	(279)	(1)	(280)	(1)	(1)	(2)	24,786
Minister’s Office	—	—	—	—	87	—	—	—	—	—	—	44	44	—	—	—	—	—	—	631
Corporate Services	2,108	—	2,905	192	9,517	60	—	—	60	—	—	13,773	13,773	(279)	(1)	(280)	(1)	(1)	(2)	24,155

Total	3,674	—	14,337	210	58,468	2,150	37,510	16,661	56,321	—	—	14,622	14,622	(25,929)	(2,156)	(28,085)	(31)	(4,113)	(4,144)	192,734

VOTE 24 Environmental Assessment Office

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Environmental Assessment Office	2	—	5	1	2,940	1,950	—	1,150	3,100	—	—	54	54	—	(1)	(1)	(1)	(900)	(901)	14,531

Total	2	—	5	1	2,940	1,950	—	1,150	3,100	—	—	54	54	—	(1)	(1)	(1)	(900)	(901)	14,531

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Park Enhancement Fund special account	—	—	—	—	8,650	150	—	1,000	1,150	—	—	500	500	—	—	—	(500)	—	(500)	9,800
Sustainable Environment Fund	—	—	—	—	—	—	—	—	—	25,929	—	—	25,929	—	—	—	—	—	—	25,929

Total	—	—	—	—	8,650	150	—	1,000	1,150	25,929	—	500	26,429	—	—	—	(500)	—	(500)	35,729

MINISTRY OF FINANCE

($000)

VOTE 25 Ministry Operations

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Treasury Board Staff	7,026	5,272	50	1,339	—	6,661	—	30	72	152	134	70	—	136	1
Office of the Comptroller General	21,266	12,273	114	3,117	—	15,504	5	87	118	15	7,739	352	—	12	—
Office of the Comptroller General	18,848	9,715	94	2,467	—	12,276	5	33	116	5	7,711	333	—	12	—
Internal Audit and Advisory Services	2,418	2,558	20	650	—	3,228	—	54	2	10	28	19	—	—	—
Treasury	1	6,616	46	1,730	—	8,392	—	49	180	1,215	3,269	815	—	—	—
Revenue Division	90,545	51,564	708	13,098	—	65,370	—	1,150	3,400	52,550	8,675	13,011	504	5	17
Policy and Legislation	6,283	21,650	122	5,500	—	27,272	130	595	1,423	1,725	1,161	1,032	—	2	—
Policy and Legislation	4,874	4,114	12	1,045	—	5,171	—	85	612	140	34	52	—	1	—
Financial Institutions Commission	1,408	15,073	102	3,829	—	19,004	130	334	559	1,339	975	798	—	1	—
Office of the Superintendent of Real Estate	1	2,463	8	626	—	3,097	—	176	252	246	152	182	—	—	—
Public Sector Employers’ Council Secretariat	16,839	1,842	6	468	—	2,316	—	100	100	25	68	51	—	—	—
Crown Agencies and Board Resourcing Office	855	1,039	1	272	—	1,312	—	9	—	85	31	143	—	—	—
Executive and Support Services	29,766	12,074	28	3,107	54	15,263	—	864	65	13,434	673	200	773	—	11
Minister’s Office	730	437	3	131	54	625	—	35	—	—	9	20	—	—	—
Corporate Services	29,036	11,637	25	2,976	—	14,638	—	829	65	13,434	664	180	773	—	11

Total	172,581	112,330	1,075	28,631	54	142,090	135	2,884	5,358	69,201	21,750	15,674	1,277	155	29

VOTE 26 Government Communications and Public Engagement

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Government Communications	27,030	17,588	100	4,527	—	22,215	—	301	34	790	1,077	1,608	3,537	—	38
Government Digital Experience	8,354	6,301	55	1,601	—	7,957	—	61	25	10	1,117	87	—	—	—

Total	35,384	23,889	155	6,128	—	30,172	—	362	59	800	2,194	1,695	3,537	—	38

MINISTRY OF FINANCE

($000)

VOTE 25 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Treasury Board Staff	12	—	43	2	652	—	—	—	—	—	—	12	12	—	(250)	(250)	(1)	(1)	(2)	7,073
Office of the Comptroller General	—	—	270	—	8,598	—	—	—	—	—	—	18	18	—	(2,209)	(2,209)	(207)	(2)	(209)	21,702
Office of the Comptroller General	—	—	270	—	8,485	—	—	—	—	—	—	11	11	—	(1,454)	(1,454)	(58)	(1)	(59)	19,259
Internal Audit and Advisory Services	—	—	—	—	113	—	—	—	—	—	—	7	7	—	(755)	(755)	(149)	(1)	(150)	2,443
Treasury	—	—	9	1	5,538	—	—	—	—	—	—	34,806	34,806	—	(13,243)	(13,243)	(1,135)	(34,357)	(35,492)	1
Revenue Division	91	—	9,806	55	89,264	49,151	600	4,674	54,425	—	—	38,438	38,438	—	(1,566)	(1,566)	(1)	(66,822)	(66,823)	179,108
Policy and Legislation	—	—	300	1,526	7,894	—	—	1	1	—	—	803	803	—	(230)	(230)	(2)	(28,044)	(28,046)	7,694
Policy and Legislation	—	—	—	—	924	—	—	—	—	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	6,093
Financial Institutions Commission	—	—	300	1,373	5,809	—	—	1	1	—	—	251	251	—	(229)	(229)	(1)	(23,235)	(23,236)	1,600
Office of the Superintendent of Real Estate	—	—	—	153	1,161	—	—	—	—	—	—	551	551	—	—	—	—	(4,808)	(4,808)	1
Public Sector Employers’ Council Secretariat	10	—	—	—	354	15,788	—	—	15,788	—	—	15	15	—	(1,600)	(1,600)	(1)	(20)	(21)	16,852
Crown Agencies and Board Resourcing Office	—	—	—	—	268	—	—	—	—	—	—	9	9	—	(31)	(31)	(1)	(1)	(2)	1,556
Executive and Support Services	12	—	5	1	16,038	170	—	—	170	—	—	660	660	—	(788)	(788)	(1)	(1)	(2)	31,341
Minister’s Office	—	—	—	—	64	—	—	—	—	—	—	46	46	—	—	—	—	—	—	735
Corporate Services	12	—	5	1	15,974	170	—	—	170	—	—	614	614	—	(788)	(788)	(1)	(1)	(2)	30,606

Total	125	—	10,433	1,585	128,606	65,109	600	4,675	70,384	—	—	74,761	74,761	—	(19,917)	(19,917)	(1,349)	(129,248)	(130,597)	265,327

VOTE 26 Government Communications and Public Engagement

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Government Communications	—	—	335	15	7,735	—	—	—	—	—	—	61	61	—	(600)	(600)	(200)	(61)	(261)	29,150
Government Digital Experience	—	—	370	12	1,682	—	—	—	—	—	—	15	15	—	(997)	(997)	(1)	(1)	(2)	8,655

Total	—	—	705	27	9,417	—	—	—	—	—	—	76	76	—	(1,597)	(1,597)	(201)	(62)	(263)	37,805

MINISTRY OF FINANCE

($000)

VOTE 27 BC Public Service Agency

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Public Service Agency	56,268	27,441	213	6,970	—	34,624	—	980	186	1,578	20,217	2,461	780	—	—
Business Performance	22,144	2,465	10	626	—	3,101	—	76	55	30	19,719	109	—	—	—
Service Operations	15,181	11,203	120	2,846	—	14,169	—	164	—	29	108	389	780	—	—
Talent Management	12,434	9,226	74	2,343	—	11,643	—	473	—	1,461	211	1,679	—	—	—
Employee Relations	4,214	3,106	1	789	—	3,896	—	255	125	—	43	124	—	—	—
Corporate Services	2,295	1,441	8	366	—	1,815	—	12	6	58	136	160	—	—	—

Total	56,268	27,441	213	6,970	—	34,624	—	980	186	1,578	20,217	2,461	780	—	—

VOTE 28 Benefits and Other Employment Costs

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Benefits and Other Employment Costs	1	8,368	—	592,984	—	601,352	—	187	2,120	1,241	886	240	—	—	—
Pension Contribution and Retirement Benefits	342,102	—	—	347,761	—	347,761	—	—	—	—	—	—	—	—	—
Employer Health Tax	—	—	—	49,000	—	49,000	—	—	—	—	—	—	—	—	—
Employee Health Benefits	121,414	—	—	189,683	—	189,683	—	—	—	—	—	—	—	—	—
Long Term Disability	38,719	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Benefits	5,341	—	—	4,415	—	4,415	—	—	2,120	250	—	—	—	—	—
Benefits Administration	7,808	8,368	—	2,125	—	10,493	—	187	—	991	886	240	—	—	—
Recoveries	(515,383)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	8,368	—	592,984	—	601,352	—	187	2,120	1,241	886	240	—	—	—

Statutory Appropriations

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Housing Priority Initiatives special account	283,225	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Insurance and Risk Management Account	4,493	4,199	5	1,067	—	5,271	—	100	1,070	1,069	518	162	—	—	—
Long Term Disability Fund special account	66,750	—	—	62,700	—	62,700	—	—	—	840	—	—	—	—	—
Provincial Home Acquisition Wind Up special account	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	354,478	4,199	5	63,767	—	67,971	—	100	1,070	1,909	518	162	—	—	—

MINISTRY OF FINANCE

($000)

VOTE 27 BC Public Service Agency

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
BC Public Service Agency	—	—	495	93	26,790	—	—	—	—	—	—	6,368	6,368	(200)	(9,497)	(9,697)	(628)	(912)	(1,540)	56,545
Business Performance	—	—	493	10	20,492	—	—	—	—	—	—	14	14	—	(20)	(20)	(603)	(816)	(1,419)	22,168
Service Operations	—	—	—	—	1,470	—	—	—	—	—	—	45	45	—	(325)	(325)	(25)	(25)	(50)	15,309
Talent Management	—	—	—	83	3,907	—	—	—	—	—	—	6,178	6,178	—	(9,149)	(9,149)	—	(65)	(65)	12,514
Employee Relations	—	—	—	—	547	—	—	—	—	—	—	9	9	(200)	(3)	(203)	—	(6)	(6)	4,243
Corporate Services	—	—	2	—	374	—	—	—	—	—	—	122	122	—	—	—	—	—	—	2,311

Total	—	—	495	93	26,790	—	—	—	—	—	—	6,368	6,368	(200)	(9,497)	(9,697)	(628)	(912)	(1,540)	56,545

VOTE 28 Benefits and Other Employment Costs

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Benefits	—	—	—	—	4,674	—	—	350	350	44,005	—	201	44,206	(13,000)	(558,209)	(571,209)	(11,679)	(67,693)	(79,372)	1
Pension Contribution and Retirement Benefits	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,062)	(5,019)	(7,081)	340,680
Employer Health Tax	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(840)	(840)	48,160
Employee Health Benefits	—	—	—	—	—	—	—	—	—	—	—	—	—	(9,871)	—	(9,871)	(9,181)	(60,331)	(69,512)	110,300
Long Term Disability	—	—	—	—	—	—	—	—	—	44,005	—	—	44,005	—	—	—	(264)	(736)	(1,000)	43,005
Other Benefits	—	—	—	—	2,370	—	—	—	—	—	—	—	—	(100)	—	(100)	(41)	(208)	(249)	6,436
Benefits Administration	—	—	—	—	2,304	—	—	350	350	—	—	201	201	(3,029)	(48)	(3,077)	(131)	(559)	(690)	9,581
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(558,161)	(558,161)	—	—	—	(558,161)

Total	—	—	—	—	4,674	—	—	350	350	44,005	—	201	44,206	(13,000)	(558,209)	(571,209)	(11,679)	(67,693)	(79,372)	1

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Housing Priority Initiatives special account	—	—	—	—	—	488,771	—	—	488,771	—	—	—	—	—	—	—	—	—	—	488,771
Insurance and Risk Management Account	4,480	—	—	—	7,399	—	—	—	—	—	—	42,379	42,379	—	(48,066)	(48,066)	(2,270)	(151)	(2,421)	4,562
Long Term Disability Fund special account	—	—	—	—	840	—	—	—	—	13,200	—	35	13,235	—	(247)	(247)	(799)	(6,940)	(7,739)	68,789
Provincial Home Acquisition Wind Up special account	—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10

Total	4,480	—	—	—	8,239	488,771	—	—	488,771	13,200	—	42,424	55,624	—	(48,313)	(48,313)	(3,069)	(7,091)	(10,160)	562,132

MINISTRY OF FORESTS, LANDS, NATURAL RESOURCE OPERATIONS AND RURAL DEVELOPMENT

($000)

VOTE 29 Ministry Operations

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Integrated Resource Operations	36,084	20,931	161	5,316	—	26,408	—	661	—	3,908	565	708	—	3	1,493
Resource Stewardship	101,676	12,888	55	3,274	—	16,217	—	667	—	60,979	198	963	—	1	3,129
Office of the Chief Forester	17,084	12,914	75	3,280	—	16,269	—	289	—	20,416	61	117	—	6	628
Rural Development, Lands and Innovation	55,968	9,926	93	2,522	—	12,541	—	525	—	13,198	131	273	—	—	7
Timber Operations, Pricing and First Nations	13,634	8,583	44	2,180	—	10,807	—	294	—	849	130	97	—	—	20
Fire Preparedness	35,553	21,280	9	5,405	—	26,694	—	1,177	—	1,432	642	866	—	1	1,902
Regional Operations	139,278	107,519	902	27,310	—	135,731	—	2,892	95	7,609	724	2,316	—	17	936
Executive and Support Services	74,119	41,074	321	10,457	54	51,906	—	519	5,721	373	8,370	2,211	—	—	1,132
Minister’s Office	797	354	—	110	54	518	—	102	—	—	17	25	—	—	—
Corporate Services	73,322	40,720	321	10,347	—	51,388	—	417	5,721	373	8,353	2,186	—	—	1,132

Total	473,396	235,115	1,660	59,744	54	296,573	—	7,024	5,816	108,764	10,821	7,551	—	28	9,247

VOTE 30 Fire Management

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Fire Management	63,986	40,645	4,247	10,324	—	55,216	—	1,261	1,000	3,437	145	577	—	149	7,882

Total	63,986	40,645	4,247	10,324	—	55,216	—	1,261	1,000	3,437	145	577	—	149	7,882

Statutory Appropriations

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Timber Sales Account	196,723	20,306	188	5,158	—	25,652	—	849	—	85,406	679	690	—	20	1,050
Crown Land special account	20	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forest Stand Management Fund	—	—	—	—	—	—	—	32	—	1,143	—	10	—	—	84

Total	196,743	20,306	188	5,158	—	25,652	—	881	—	86,549	679	700	—	20	1,134

MINISTRY OF FORESTS, LANDS, NATURAL RESOURCE OPERATIONS AND RURAL DEVELOPMENT

($000)

VOTE 29 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Integrated Resource Operations	379	—	786	—	8,503	—	—	4,463	4,463	—	—	67	67	(1)	(585)	(586)	(1)	(1,899)	(1,900)	36,955
Resource Stewardship	2,143	10	39	8	68,137	460	—	1,301	1,761	28,499	—	48,187	76,686	(100)	(132)	(232)	(1)	(57,793)	(57,794)	104,775
Office of the Chief Forester	133	—	—	55	21,705	—	—	494	494	—	—	—	—	(1)	(361)	(362)	(1)	(17,124)	(17,125)	20,981
Rural Development, Lands and Innovation	18	—	10	1	14,163	25,020	—	3,025	28,045	—	—	767	767	(1)	(1)	(2)	(751)	(1)	(752)	54,762
Timber Operations, Pricing and First Nations	146	9,999	5,477	20	17,032	—	—	481	481	—	—	32	32	(400)	(1)	(401)	(1)	(10,001)	(10,002)	17,949
Fire Preparedness	640	—	—	606	7,266	10,000	—	2,500	12,500	—	—	32	32	(1)	(1)	(2)	(1)	(36)	(37)	46,453
Regional Operations	1,843	413	407	4	17,256	2,142	—	1,420	3,562	—	—	191	191	(1,504)	(535)	(2,039)	(1)	(5,212)	(5,213)	149,488
Executive and Support Services	5,815	—	22,287	279	46,707	—	—	—	—	1	—	1,921	1,922	(7,098)	(16,178)	(23,276)	(429)	(1)	(430)	76,829
Minister’s Office	—	—	—	—	144	—	—	—	—	—	—	147	147	—	—	—	—	—	—	809
Corporate Services	5,815	—	22,287	279	46,563	—	—	—	—	1	—	1,774	1,775	(7,098)	(16,178)	(23,276)	(429)	(1)	(430)	76,020

Total	11,117	10,422	29,006	973	200,769	37,622	—	13,684	51,306	28,500	—	51,197	79,697	(9,106)	(17,794)	(26,900)	(1,186)	(92,067)	(93,253)	508,192

VOTE 30 Fire Management

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Fire Management	45,360	—	105	—	59,916	—	—	—	—	—	—	62	62	(1,800)	(1)	(1,801)	(1)	(12,270)	(12,271)	101,122

Total	45,360	—	105	—	59,916	—	—	—	—	—	—	62	62	(1,800)	(1)	(1,801)	(1)	(12,270)	(12,271)	101,122

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
BC Timber Sales Account	1,590	—	33,528	30	123,842	60	—	50	110	10,906	—	81,455	92,361	(28,500)	(1)	(28,501)	(1)	(1)	(2)	213,462
Crown Land special account	—	—	—	—	—	17,554	—	—	17,554	—	—	20	20	—	—	—	—	(17,554)	(17,554)	20
Forest Stand Management Fund	11	—	—	—	1,280	250	—	—	250	—	—	—	—	—	—	—	—	(1,530)	(1,530)	—

Total	1,601	—	33,528	30	125,122	17,864	—	50	17,914	10,906	—	81,475	92,381	(28,500)	(1)	(28,501)	(1)	(19,085)	(19,086)	213,482

MINISTRY OF HEALTH

($000)

VOTE 31 Ministry Operations

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Health Programs	19,493,787	—	—	—	—	—	—	—	—	48,898	—	—	—	—	—
Regional Services	13,378,879	—	—	—	—	—	—	—	—	1	—	—	—	—	—
Medical Services Plan	4,796,331	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PharmaCare	1,272,400	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Benefits Operations	46,177	—	—	—	—	—	—	—	—	48,897	—	—	—	—	—
Recoveries from Health Special Account	(147,250)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	260,427	95,602	609	24,303	54	120,568	1,192	2,304	7,369	55,927	56,747	6,857	—	216	139
Minister’s Office	774	417	—	126	54	597	—	113	—	—	15	24	—	—	—
Stewardship and Corporate Services	259,653	95,185	609	24,177	—	119,971	1,192	2,191	7,369	55,927	56,732	6,833	—	216	139

Total	19,606,964	95,602	609	24,303	54	120,568	1,192	2,304	7,369	104,825	56,747	6,857	—	216	139

Statutory Appropriations

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Health Special Account	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF HEALTH

($000)

VOTE 31 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Health Programs	—	—	—	—	48,898	6,105	13,822,442	7,217,979	21,046,526	—	—	1	1	—	(1)	(1)	(140,006)	(373,343)	(513,349)	20,582,075
Regional Services	—	—	—	—	1	6,105	13,822,442	605,678	14,434,225	—	—	—	—	—	(1)	(1)	(6)	(218,693)	(218,699)	14,215,526
Medical Services Plan	—	—	—	—	—	—	—	5,141,810	5,141,810	—	—	—	—	—	—	—	(140,000)	(32,000)	(172,000)	4,969,810
PharmaCare	—	—	—	—	—	—	—	1,470,491	1,470,491	—	—	1	1	—	—	—	—	(120,900)	(120,900)	1,349,592
Health Benefits Operations	—	—	—	—	48,897	—	—	—	—	—	—	—	—	—	—	—	—	(1,750)	(1,750)	47,147
Recoveries from Health Special Account	—	—	—	—	—	—	—	—	—	—	—	—	—	(147,250)	—	(147,250)	—	—	—	(147,250)
Executive and Support Services	51	—	27,283	427	158,512	32	604	3,911	4,547	—	—	2,757	2,757	—	(11,314)	(11,314)	(1)	(11,555)	(11,556)	263,514
Minister’s Office	—	—	—	—	152	—	—	—	—	—	—	36	36	—	—	—	—	—	—	785
Stewardship and Corporate Services	51	—	27,283	427	158,360	32	604	3,911	4,547	—	—	2,721	2,721	—	(11,314)	(11,314)	(1)	(11,555)	(11,556)	262,729

Total	51	—	27,283	427	207,410	6,137	13,823,046	7,221,890	21,051,073	—	—	2,758	2,758	(147,250)	(11,315)	(158,565)	(140,007)	(384,898)	(524,905)	20,698,339

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Health Special Account	—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

Total	—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

MINISTRY OF INDIGENOUS RELATIONS AND RECONCILIATION

($000)

VOTE 32 Ministry Operations

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Negotiations and Regional Operations Division	12,812	9,322	65	2,368	—	11,755	—	918	—	151	77	578	—	—	—
Strategic Partnerships and Initiatives Division	21,906	8,363	—	2,124	—	10,487	—	403	—	2,106	13	215	—	—	—
Reconciliation Transformation and Strategies Division	1,709	1,481	—	376	—	1,857	—	91	—	3	4	—	—	—	—
Executive and Support Services	7,487	1,437	—	385	54	1,876	35	115	2,819	300	420	554	—	—	1
Minister’s Office	682	339	—	106	54	499	—	85	—	—	—	13	—	—	—
Corporate Services	6,805	1,098	—	279	—	1,377	35	30	2,819	300	420	541	—	—	1

Total	43,914	20,603	65	5,253	54	25,975	35	1,527	2,819	2,560	514	1,347	—	—	1

VOTE 33 Treaty and Other Agreements Funding

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Treaty and Other Agreements Funding	46,438	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Treaty and Other Agreements Funding	3,387	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non Treaty Funding	43,051	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	46,438	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Statutory Appropriations

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
First Citizens Fund	1,900	—	—	—	—	—	—	—	—	—	—	—	—	—	—
First Nations Clean Energy Business Fund special account	7,264	120	—	30	—	150	—	—	—	—	—	—	—	—	—

Total	9,164	120	—	30	—	150	—	—	—	—	—	—	—	—	—

MINISTRY OF INDIGENOUS RELATIONS AND RECONCILIATION

($000)

VOTE 32 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Negotiations and Regional Operations Division	—	—	—	1	1,725	—	—	—	—	—	—	17	17	—	(1)	(1)	(1)	(57)	(58)	13,438
Strategic Partnerships and Initiatives Division	—	—	—	—	2,737	775	400	9,046	10,221	—	—	485	485	—	(151)	(151)	(1)	(401)	(402)	23,377
Reconciliation Transformation and Strategies Division	—	—	—	—	98	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	1,952
Executive and Support Services	—	—	815	391	5,450	—	—	—	—	—	—	2,073	2,073	—	(1)	(1)	(1)	(1)	(2)	9,396
Minister’s Office	—	—	—	—	98	—	—	—	—	—	—	87	87	—	—	—	—	—	—	684
Corporate Services	—	—	815	391	5,352	—	—	—	—	—	—	1,986	1,986	—	(1)	(1)	(1)	(1)	(2)	8,712

Total	—	—	815	392	10,010	775	400	9,046	10,221	—	—	2,575	2,575	—	(154)	(154)	(4)	(460)	(464)	48,163

VOTE 33 Treaty and Other Agreements Funding

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Treaty and Other Agreements Funding	—	—	—	—	—	268,243	—	43,406	311,649	—	—	—	—	—	(1)	(1)	(1)	(261,918)	(261,919)	49,729
Treaty and Other Agreements Funding	—	—	—	—	—	—	—	3,690	3,690	—	—	—	—	—	(1)	(1)	(1)	—	(1)	3,688
Non Treaty Funding	—	—	—	—	—	268,243	—	39,716	307,959	—	—	—	—	—	—	—	—	(261,918)	(261,918)	46,041

Total	—	—	—	—	—	268,243	—	43,406	311,649	—	—	—	—	—	(1)	(1)	(1)	(261,918)	(261,919)	49,729

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
First Citizens Fund	—	—	—	—	—	—	—	2,000	2,000	—	—	—	—	—	—	—	—	—	—	2,000
First Nations Clean Energy Business Fund special account	—	—	—	—	—	5,101	—	2,641	7,742	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	7,889

Total	—	—	—	—	—	5,101	—	4,641	9,742	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	9,889

MINISTRY OF JOBS, TRADE AND TECHNOLOGY

($000)

VOTE 34 Ministry Operations

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
International Trade	28,450	8,351	8	2,121	—	10,480	—	631	595	10,401	856	2,550	—	—	1
International Trade and Trade Policy	26,287	7,277	8	1,848	—	9,133	—	589	595	10,335	278	2,375	—	—	1
International Strategy and Research	2,163	1,074	—	273	—	1,347	—	42	—	66	578	175	—	—	—
Small Business, Jobs and Workforce	22,300	12,745	41	3,237	—	16,023	1	271	55	1,974	308	520	30	—	387
Small Business and Jobs	8,010	11,969	33	3,040	—	15,042	1	247	44	1,941	266	481	30	—	387
Workforce and Immigration	14,290	776	8	197	—	981	—	24	11	33	42	39	—	—	—
Investment, Innovation and Technology	9,701	3,975	—	1,009	—	4,984	40	265	20	629	143	1,156	—	—	—
Innovation and Technology	5,316	2,025	—	514	—	2,539	10	110	—	508	41	1,049	—	—	—
Economic Sectors Engagement	4,385	1,950	—	495	—	2,445	30	155	20	121	102	107	—	—	—
Transfers to Crown Corporations and Agencies	27,640	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forestry Innovation Investment Ltd.	19,550	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Innovate BC	8,090	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	8,580	6,675	47	1,731	92	8,545	—	308	48	200	377	263	—	—	—
Ministers’ Offices	990	482	10	158	92	742	—	179	—	—	6	16	—	—	—
Corporate Services	7,590	6,193	37	1,573	—	7,803	—	129	48	200	371	247	—	—	—

Total	96,671	31,746	96	8,098	92	40,032	41	1,475	718	13,204	1,684	4,489	30	—	388

Statutory Appropriations

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Northern Development Fund	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF JOBS, TRADE AND TECHNOLOGY

($000)

VOTE 34 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
International Trade	—	—	297	2,114	17,445	—	—	311	311	—	—	444	444	—	(2)	(2)	(2)	(2)	(4)	28,674
International Trade and Trade Policy	—	—	297	2,114	16,584	—	—	311	311	—	—	444	444	—	(1)	(1)	(1)	(1)	(2)	26,469
International Strategy and Research	—	—	—	—	861	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	2,205
Small Business, Jobs and Workforce	—	—	5	5	3,556	—	—	14,051	14,051	—	—	20	20	—	(5,561)	(5,561)	(3)	(5,295)	(5,298)	22,791
Small Business and Jobs	—	—	5	5	3,407	—	—	776	776	—	—	17	17	—	(5,561)	(5,561)	(3)	(5,295)	(5,298)	8,383
Workforce and Immigration	—	—	—	—	149	—	—	13,275	13,275	—	—	3	3	—	—	—	—	—	—	14,408
Investment, Innovation and Technology	—	—	—	11	2,264	—	—	1,700	1,700	—	—	105	105	—	(2)	(2)	(1)	(2)	(3)	9,048
Innovation and Technology	—	—	—	—	1,718	—	—	1,115	1,115	—	—	5	5	—	(1)	(1)	(1)	(1)	(2)	5,374
Economic Sectors Engagement	—	—	—	11	546	—	—	585	585	—	—	100	100	—	(1)	(1)	—	(1)	(1)	3,674
Transfers to Crown Corporations and Agencies	—	—	—	—	—	8,090	—	19,550	27,640	—	—	—	—	—	—	—	—	—	—	27,640
Forestry Innovation Investment Ltd.	—	—	—	—	—	—	—	19,550	19,550	—	—	—	—	—	—	—	—	—	—	19,550
Innovate BC	—	—	—	—	—	8,090	—	—	8,090	—	—	—	—	—	—	—	—	—	—	8,090
Executive and Support Services	15	—	118	6	1,335	—	—	—	—	—	—	68	68	—	(1,165)	(1,165)	(2)	(1)	(3)	8,780
Ministers’ Offices	—	—	1	—	202	—	—	—	—	—	—	57	57	—	—	—	—	—	—	1,001
Corporate Services	15	—	117	6	1,133	—	—	—	—	—	—	11	11	—	(1,165)	(1,165)	(2)	(1)	(3)	7,779

Total	15	—	420	2,136	24,600	8,090	—	35,612	43,702	—	—	637	637	—	(6,730)	(6,730)	(8)	(5,300)	(5,308)	96,933

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Northern Development Fund	—	—	—	—	—	—	—	500	500	—	—	—	—	—	—	—	—	—	—	500

Total	—	—	—	—	—	—	—	500	500	—	—	—	—	—	—	—	—	—	—	500

MINISTRY OF LABOUR

($000)

VOTE 35 Ministry Operations

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Labour Programs	11,106	28,204	95	7,201	—	35,500	877	770	611	582	3,350	1,104	10	1	—
Employment Standards	8,745	8,716	10	2,214	—	10,940	—	300	—	63	451	303	—	—	—
WorkSafeBC Funded Services	1	18,158	76	4,649	—	22,883	877	396	—	511	2,791	769	10	1	—
Labour Policy and Legislation	2,360	1,330	9	338	—	1,677	—	74	611	8	108	32	—	—	—
Executive and Support Services	1,532	1,310	—	353	54	1,717	—	93	—	—	28	29	—	—	—
Minister’s Office	589	339	—	107	54	500	—	50	—	—	8	9	—	—	—
Corporate Services	943	971	—	246	—	1,217	—	43	—	—	20	20	—	—	—

Total	12,638	29,514	95	7,554	54	37,217	877	863	611	582	3,378	1,133	10	1	—

MINISTRY OF LABOUR

($000)

VOTE 35 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Labour Programs	16	—	1,009	1,863	10,193	—	—	68	68	—	—	451	451	—	(2)	(2)	(1)	(31,299)	(31,300)	14,910
Employment Standards	16	—	1,006	—	2,139	—	—	—	—	—	—	12	12	—	—	—	—	(50)	(50)	13,041
WorkSafeBC Funded Services	—	—	1	1,863	7,219	—	—	—	—	—	—	435	435	—	(1)	(1)	—	(30,535)	(30,535)	1
Labour Policy and Legislation	—	—	2	—	835	—	—	68	68	—	—	4	4	—	(1)	(1)	(1)	(714)	(715)	1,868
Executive and Support Services	—	—	—	—	150	—	—	—	—	—	—	30	30	—	(3)	(3)	(1)	(354)	(355)	1,539
Minister’s Office	—	—	—	—	67	—	—	—	—	—	—	25	25	—	(1)	(1)	—	—	—	591
Corporate Services	—	—	—	—	83	—	—	—	—	—	—	5	5	—	(2)	(2)	(1)	(354)	(355)	948

Total	16	—	1,009	1,863	10,343	—	—	68	68	—	—	481	481	—	(5)	(5)	(2)	(31,653)	(31,655)	16,449

MINISTRY OF MENTAL HEALTH AND ADDICTIONS

($000)

VOTE 36 Ministry Operations

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Policy Development, Research, Monitoring and Evaluation	7,803	5,662	—	1,438	—	7,100	—	319	—	—	160	300	—	—	—
Executive and Support Services	2,180	1,165	—	321	68	1,554	—	152	—	300	74	87	—	—	—
Minister’s Office	641	339	—	111	68	518	—	75	—	—	16	14	—	—	—
Corporate Services	1,539	826	—	210	—	1,036	—	77	—	300	58	73	—	—	—

Total	9,983	6,827	—	1,759	68	8,654	—	471	—	300	234	387	—	—	—

MINISTRY OF MENTAL HEALTH AND ADDICTIONS

($000)

VOTE 36 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Policy Development, Research, Monitoring and Evaluation	—	—	—	—	779	—	—	—	—	—	—	—	—	—	—	—	—	—	—	7,879
Executive and Support Services	—	—	—	—	613	—	—	—	—	—	—	21	21	—	—	—	—	—	—	2,188
Minister’s Office	—	—	—	—	105	—	—	—	—	—	—	20	20	—	—	—	—	—	—	643
Corporate Services	—	—	—	—	508	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1,545

Total	—	—	—	—	1,392	—	—	—	—	—	—	21	21	—	—	—	—	—	—	10,067

MINISTRY OF MUNICIPAL AFFAIRS AND HOUSING

($000)

VOTE 37 Ministry Operations

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Local Government	186,970	7,571	73	1,923	—	9,567	—	184	676	2,382	159	254	—	2	6,425
Local Government Services and Transfers	181,373	6,383	57	1,621	—	8,061	—	179	649	619	122	198	—	2	—
University Endowment Lands	5,597	1,188	16	302	—	1,506	—	5	27	1,763	37	56	—	—	6,425
Community and Legislative Services	3,062	2,666	6	677	—	3,349	962	33	29	34	191	192	—	—	—
Community and Legislative Services	921	725	2	184	—	911	—	16	—	14	8	14	—	—	—
Community Gaming Grants	1,576	1,256	4	319	—	1,579	—	4	—	—	33	19	—	—	—
Assessment Services	1	240	—	61	—	301	962	10	20	20	150	157	—	—	—
Assessment Policy and Support	564	445	—	113	—	558	—	3	9	—	—	2	—	—	—
Executive and Support Services	6,878	4,831	44	1,247	54	6,176	—	120	19	120	294	310	—	—	7
Minister’s Office	573	339	—	106	54	499	—	58	—	—	6	9	—	—	—
Corporate Services	6,305	4,492	44	1,141	—	5,677	—	62	19	120	288	301	—	—	7

Total	196,910	15,068	123	3,847	54	19,092	962	337	724	2,536	644	756	—	2	6,432

VOTE 38 Housing

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Housing	453,988	11,895	25	3,022	—	14,942	—	193	134	429	1,114	351	—	—	—
Housing	440,594	1,943	1	494	—	2,438	—	30	42	100	9	62	—	—	—
Building and Safety Policy	1,779	1,822	1	463	—	2,286	—	103	30	90	6	113	—	—	—
Residential Tenancy	11,615	8,130	23	2,065	—	10,218	—	60	62	239	1,099	176	—	—	—

Total	453,988	11,895	25	3,022	—	14,942	—	193	134	429	1,114	351	—	—	—

Statutory Appropriations

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Housing Endowment Fund special account	12,884	—	—	—	—	—	—	—	—	—	—	—	—	—	—
University Endowment Lands Administration Account	10,442	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	23,326	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF MUNICIPAL AFFAIRS AND HOUSING

($000)

VOTE 37 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Local Government	206	—	126	—	10,414	226,979	1,123	72,569	300,671	—	—	13	13	(10,495)	(1)	(10,496)	(1,000)	(911)	(1,911)	308,258
Local Government Services and Transfers	—	—	81	—	1,850	226,979	1,123	65,249	293,351	—	—	11	11	—	(1)	(1)	—	(611)	(611)	302,661
University Endowment Lands	206	—	45	—	8,564	—	—	7,320	7,320	—	—	2	2	(10,495)	—	(10,495)	(1,000)	(300)	(1,300)	5,597
Community and Legislative Services	—	—	4	—	1,445	140,000	—	—	140,000	—	—	3	3	—	(301)	(301)	(1,324)	(140,001)	(141,325)	3,171
Community and Legislative Services	—	—	—	—	52	—	—	—	—	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	961
Community Gaming Grants	—	—	—	—	56	140,000	—	—	140,000	—	—	1	1	—	—	—	—	(140,000)	(140,000)	1,636
Assessment Services	—	—	4	—	1,323	—	—	—	—	—	—	—	—	—	(300)	(300)	(1,323)	—	(1,323)	1
Assessment Policy and Support	—	—	—	—	14	—	—	—	—	—	—	1	1	—	—	—	—	—	—	573
Executive and Support Services	16	—	42	7	935	—	—	—	—	—	—	24	24	—	(2)	(2)	(2)	(1)	(3)	7,130
Minister’s Office	3	—	—	—	76	—	—	—	—	—	—	—	—	—	—	—	—	—	—	575
Corporate Services	13	—	42	7	859	—	—	—	—	—	—	24	24	—	(2)	(2)	(2)	(1)	(3)	6,555

Total	222	—	172	7	12,794	366,979	1,123	72,569	440,671	—	—	40	40	(10,495)	(304)	(10,799)	(2,326)	(140,913)	(143,239)	318,559

VOTE 38 Housing

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Housing	—	—	—	13	2,234	—	—	469,012	469,012	—	—	180	180	—	(1)	(1)	(1)	(1)	(2)	486,365
Housing	—	—	—	—	243	—	—	469,012	469,012	—	—	103	103	—	(1)	(1)	(1)	(1)	(2)	471,793
Building and Safety Policy	—	—	—	13	355	—	—	—	—	—	—	2	2	—	—	—	—	—	—	2,643
Residential Tenancy	—	—	—	—	1,636	—	—	—	—	—	—	75	75	—	—	—	—	—	—	11,929

Total	—	—	—	13	2,234	—	—	469,012	469,012	—	—	180	180	—	(1)	(1)	(1)	(1)	(2)	486,365

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Housing Endowment Fund special account	—	—	—	—	—	—	—	12,884	12,884	—	—	—	—	—	—	—	—	—	—	12,884
University Endowment Lands Administration Account	—	—	—	—	—	—	—	—	—	10,495	—	—	10,495	—	—	—	—	—	—	10,495

Total	—	—	—	—	—	—	—	12,884	12,884	10,495	—	—	10,495	—	—	—	—	—	—	23,379

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

($000)

VOTE 39 Ministry Operations

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Corrections	244,206	154,802	4,751	39,440	—	198,993	—	1,366	2,363	3,604	10	3,013	—	—	8,400
Policing and Security	393,515	10,678	25	2,712	—	13,415	—	234	520	1,188	300	735	—	—	518
Victim Services and Crime Prevention	48,873	6,281	76	1,595	—	7,952	—	110	76	505	—	282	—	—	—
BC Coroners Service	16,410	7,418	76	1,884	—	9,378	55	153	199	6,226	135	260	—	—	150
RoadSafetyBC	13,355	9,852	51	2,502	—	12,405	—	56	2,304	83	—	144	—	—	—
Emergency Management BC	17,321	9,063	5	2,302	—	11,370	—	264	38	827	533	416	—	—	9
Executive and Support Services	19,887	9,045	27	2,334	69	11,475	—	255	221	160	4,483	278	—	—	5
Minister’s Office	795	417	—	133	69	619	—	65	—	—	20	25	—	—	3
Corporate Services	19,092	8,628	27	2,201	—	10,856	—	190	221	160	4,463	253	—	—	2

Total	753,567	207,139	5,011	52,769	69	264,988	55	2,438	5,721	12,593	5,461	5,128	—	—	9,082

VOTE 40 Emergency Program Act

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Emergency Program Act	14,728	1,809	1	459	—	2,269	—	156	20	1,820	1,250	50	—	—	150

Total	14,728	1,809	1	459	—	2,269	—	156	20	1,820	1,250	50	—	—	150

Statutory Appropriations

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Civil Forfeiture Account	1,496	651	—	165	—	816	—	30	3,000	—	25	55	—	90	—
Corrections Work Program Account	1,281	—	—	—	—	—	—	—	—	—	14	41	—	—	475
Criminal Asset Management Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Victim Surcharge Special Account	13,504	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	16,281	651	—	165	—	816	—	30	3,000	—	39	96	—	90	475

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

($000)

VOTE 39 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Corrections	1,156	—	3,777	1,825	25,514	—	—	29,515	29,515	—	—	1,146	1,146	—	(475)	(475)	(1)	(4,044)	(4,045)	250,648
Policing and Security	101	—	108	4	3,708	1,663	—	411,156	412,819	—	—	149	149	—	(1,585)	(1,585)	(1)	(30,502)	(30,503)	398,003
Victim Services and Crime Prevention	—	—	94	—	1,067	175	14,043	38,219	52,437	—	—	31	31	(9,816)	(2)	(9,818)	—	(300)	(300)	51,369
BC Coroners Service	42	—	28	26	7,274	—	—	—	—	—	—	18	18	—	(1)	(1)	(1)	(1)	(2)	16,667
RoadSafetyBC	13	—	13	1	2,614	—	—	2,951	2,951	—	—	2,274	2,274	—	(1)	(1)	(1)	(4,050)	(4,051)	16,192
Emergency Management BC	129	—	57	193	2,466	—	—	14,671	14,671	—	—	27	27	—	(527)	(527)	(1)	(10,489)	(10,490)	17,517
Executive and Support Services	153	—	2,452	2,706	10,713	—	—	—	—	—	—	3,589	3,589	—	(5,282)	(5,282)	(1)	(1)	(2)	20,493
Minister’s Office	—	—	5	—	118	—	—	—	—	—	—	64	64	—	—	—	—	—	—	801
Corporate Services	153	—	2,447	2,706	10,595	—	—	—	—	—	—	3,525	3,525	—	(5,282)	(5,282)	(1)	(1)	(2)	19,692

Total	1,594	—	6,529	4,755	53,356	1,838	14,043	496,512	512,393	—	—	7,234	7,234	(9,816)	(7,873)	(17,689)	(6)	(49,387)	(49,393)	770,889

VOTE 40 Emergency Program Act

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Emergency Program Act	70	—	15	—	3,531	380	6,640	2,000	9,020	—	—	1	1	—	(1)	(1)	—	(1)	(1)	14,819

Total	70	—	15	—	3,531	380	6,640	2,000	9,020	—	—	1	1	—	(1)	(1)	—	(1)	(1)	14,819

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Civil Forfeiture Account	—	—	—	—	3,200	3,000	—	—	3,000	—	—	500	500	—	—	—	—	(7,505)	(7,505)	11
Corrections Work Program Account	115	—	60	—	705	—	—	476	476	—	—	100	100	—	—	—	—	—	—	1,281
Criminal Asset Management Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Victim Surcharge Special Account	—	—	—	—	—	2,000	—	—	2,000	11,504	—	—	11,504	—	—	—	—	—	—	13,504

Total	115	—	60	—	3,905	5,000	—	476	5,476	11,504	—	600	12,104	—	—	—	—	(7,505)	(7,505)	14,796

MINISTRY OF SOCIAL DEVELOPMENT AND POVERTY REDUCTION

($000)

VOTE 41 Ministry Operations

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Income Assistance	2,318,986	99,663	—	25,315	—	124,978	—	843	3,084	1,500	39,148	3,173	—	—	—
Income Assistance - Program Management	146,503	99,027	—	25,153	—	124,180	—	843	3,084	1,500	39,148	3,163	—	—	—
Temporary Assistance	391,372	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Disability Assistance	1,415,890	636	—	162	—	798	—	—	—	—	—	—	—	—	—
Supplementary Assistance	365,221	—	—	—	—	—	—	—	—	—	—	10	—	—	—
Employment	29,029	11,135	—	2,828	—	13,963	—	1,076	—	345	3,862	376	—	—	—
Employment Programs	29,028	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Labour Market Development Agreement	1	11,135	—	2,828	—	13,963	—	1,076	—	345	3,862	376	—	—	—
Community Living Services	1,001,261	1,883	—	478	—	2,361	—	180	—	—	670	50	—	—	—
Employment and Assistance Appeal Tribunal	1,800	771	23	196	—	990	519	22	—	150	12	130	—	5	—
Executive and Support Services	12,651	6,226	111	1,601	54	7,992	—	182	2	1,940	445	513	—	—	—
Minister’s Office	609	339	1	106	54	500	—	52	—	—	10	13	—	—	—
Corporate Services	12,042	5,887	110	1,495	—	7,492	—	130	2	1,940	435	500	—	—	—

Total	3,363,727	119,678	134	30,418	54	150,284	519	2,303	3,086	3,935	44,137	4,242	—	5	—

MINISTRY OF SOCIAL DEVELOPMENT AND POVERTY REDUCTION

($000)

VOTE 41 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Income Assistance	65	—	13,340	108	61,261	4,124	2,151,263	155,954	2,311,341	—	—	4,340	4,340	—	(29,882)	(29,882)	—	(12,400)	(12,400)	2,459,638
Income Assistance - Program Management	65	—	13,340	108	61,251	—	—	135	135	—	—	200	200	—	(29,880)	(29,880)	—	(150)	(150)	155,736
Temporary Assistance	—	—	—	—	—	—	424,060	—	424,060	—	—	1,101	1,101	—	(1)	(1)	—	(550)	(550)	424,610
Disability Assistance	—	—	—	—	—	—	1,504,852	—	1,504,852	—	—	1	1	—	—	—	—	(6,000)	(6,000)	1,499,651
Supplementary Assistance	—	—	—	—	10	4,124	222,351	155,819	382,294	—	—	3,038	3,038	—	(1)	(1)	—	(5,700)	(5,700)	379,641
Employment	192	—	—	—	5,851	—	—	315,576	315,576	—	—	15,089	15,089	—	(1)	(1)	—	(321,309)	(321,309)	29,169
Employment Programs	—	—	—	—	—	—	—	29,168	29,168	—	—	—	—	—	—	—	—	—	—	29,168
Labour Market Development Agreement	192	—	—	—	5,851	—	—	286,408	286,408	—	—	15,089	15,089	—	(1)	(1)	—	(321,309)	(321,309)	1
Community Living Services	—	—	—	—	900	—	—	1,064,750	1,064,750	—	—	5	5	—	—	—	—	(1)	(1)	1,068,015
Employment and Assistance Appeal Tribunal	—	—	—	—	838	—	—	—	—	—	—	1	1	—	(1)	(1)	—	—	—	1,828
Executive and Support Services	200	—	300	257	3,839	—	—	—	—	—	—	1,157	1,157	—	(1)	(1)	—	(40)	(40)	12,947
Minister’s Office	—	—	—	—	75	—	—	—	—	—	—	36	36	—	—	—	—	—	—	611
Corporate Services	200	—	300	257	3,764	—	—	—	—	—	—	1,121	1,121	—	(1)	(1)	—	(40)	(40)	12,336

Total	457	—	13,640	365	72,689	4,124	2,151,263	1,536,280	3,691,667	—	—	20,592	20,592	—	(29,885)	(29,885)	—	(333,750)	(333,750)	3,571,597

MINISTRY OF TOURISM, ARTS AND CULTURE

($000)

VOTE 42 Ministry Operations

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Sport	21,391	976	—	248	—	1,224	—	22	5	5	12	74	—	—	—
Tourism, Arts and Culture	32,974	3,561	6	904	—	4,471	50	104	1	460	207	169	—	—	10
Tourism	1,680	1,656	—	421	—	2,077	5	47	—	247	7	87	—	—	10
Arts and Culture	31,294	1,905	6	483	—	2,394	45	57	1	213	200	82	—	—	—
Creative Sector and Multiculturalism	5,844	1,098	—	279	—	1,377	35	39	11	70	22	123	—	—	—
Creative Sector	3,568	125	—	32	—	157	—	9	1	15	2	1	—	—	—
Multiculturalism	2,276	973	—	247	—	1,220	35	30	10	55	20	122	—	—	—
Transfers to Crown Corporations and Agencies	79,281	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Pavilion Corporation	9,286	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Destination BC Corp.	51,518	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Knowledge Network Corporation	6,611	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	11,866	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	1,191	808	—	228	54	1,090	—	50	—	10	18	28	—	—	—
Minister’s Office	542	339	—	109	54	502	—	25	—	—	8	9	—	—	—
Corporate Services	649	469	—	119	—	588	—	25	—	10	10	19	—	—	—

Total	140,681	6,443	6	1,659	54	8,162	85	215	17	545	259	394	—	—	10

Statutory Appropriations

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Arts and Culture Endowment special account	2,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Physical Fitness and Amateur Sports Fund	1,200	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	3,700	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF TOURISM, ARTS AND CULTURE

($000)

VOTE 42 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Sport	—	—	—	—	118	6,029	—	14,706	20,735	—	—	3	3	(1)	(1)	(2)	(1)	(625)	(626)	21,452
Tourism, Arts and Culture	—	—	—	—	1,001	24,171	—	26,466	50,637	—	—	11	11	(1)	(1)	(2)	(1)	(4,801)	(4,802)	51,316
Tourism	—	—	—	—	403	—	—	17,100	17,100	—	—	7	7	—	(1)	(1)	(1)	(4,801)	(4,802)	14,784
Arts and Culture	—	—	—	—	598	24,171	—	9,366	33,537	—	—	4	4	(1)	—	(1)	—	—	—	36,532
Creative Sector and Multiculturalism	—	—	—	—	300	—	—	4,255	4,255	—	—	2	2	—	(1)	(1)	(1)	(2)	(3)	5,930
Creative Sector	—	—	—	—	28	—	—	3,415	3,415	—	—	—	—	—	—	—	—	(1)	(1)	3,599
Multiculturalism	—	—	—	—	272	—	—	840	840	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	2,331
Transfers to Crown Corporations and Agencies	—	—	—	—	—	6,708	—	73,942	80,650	—	—	—	—	—	—	—	—	—	—	80,650
British Columbia Pavilion Corporation	—	—	—	—	—	—	—	9,455	9,455	—	—	—	—	—	—	—	—	—	—	9,455
Destination BC Corp.	—	—	—	—	—	—	—	52,621	52,621	—	—	—	—	—	—	—	—	—	—	52,621
Knowledge Network Corporation	—	—	—	—	—	6,708	—	—	6,708	—	—	—	—	—	—	—	—	—	—	6,708
Royal British Columbia Museum	—	—	—	—	—	—	—	11,866	11,866	—	—	—	—	—	—	—	—	—	—	11,866
Executive and Support Services	—	—	—	—	106	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	1,196
Minister’s Office	—	—	—	—	42	—	—	—	—	—	—	—	—	—	—	—	—	—	—	544
Corporate Services	—	—	—	—	64	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	652

Total	—	—	—	—	1,525	36,908	—	119,369	156,277	—	—	19	19	(2)	(4)	(6)	(4)	(5,429)	(5,433)	160,544

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
BC Arts and Culture Endowment special account	—	—	—	—	—	2,499	—	—	2,499	1	—	—	1	—	—	—	—	—	—	2,500
Physical Fitness and Amateur Sports Fund	—	—	—	—	—	—	—	1,199	1,199	1	—	—	1	—	—	—	—	—	—	1,200

Total	—	—	—	—	—	2,499	—	1,199	3,698	2	—	—	2	—	—	—	—	—	—	3,700

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE

($000)

VOTE 43 Ministry Operations

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Transportation and Infrastructure Improvements	11,687	59,623	102	15,144	—	74,869	—	5,540	4,667	151,925	2,200	2,170	—	10	121,973
Transportation Policy and Programs	2,863	2,821	1	717	—	3,539	—	76	—	100	8	87	—	—	—
Transportation Investments	1	50,486	76	12,823	—	63,385	—	5,230	4,250	146,995	1,985	1,933	—	8	119,519
Partnerships	1	2,153	—	547	—	2,700	—	110	387	4,437	68	35	—	2	2,454
Port and Airport Development	8,000	1,793	25	455	—	2,273	—	45	10	180	20	65	—	—	—
Enhancing Economic Development	822	2,370	—	602	—	2,972	—	79	20	213	119	50	—	—	—
Public Transportation	338,730	3,170	7	805	—	3,982	—	124	551	16,779	169	130	—	—	233,875
Public Transit	117,615	3,170	7	805	—	3,982	—	124	551	16,779	169	130	—	—	6,760
Coastal Ferry Services	221,115	—	—	—	—	—	—	—	—	—	—	—	—	—	227,115
Highway Operations	526,584	35,089	1,647	9,088	—	45,824	—	1,624	4,154	1,596	6,349	1,141	—	248	521,620
Maintenance and Operations	491,842	17,506	1,442	4,622	—	23,570	—	972	4,154	1,502	5,074	795	—	58	492,230
Commercial Vehicle Safety and Enforcement	24,112	16,960	205	4,308	—	21,473	—	632	—	15	1,271	335	—	190	153
Inland Ferries	10,630	623	—	158	—	781	—	20	—	79	4	11	—	—	29,237
Commercial Transportation Regulation	1,580	2,422	7	614	—	3,043	245	64	50	358	53	104	—	1	10
Container Trucking Commissioner	1	222	—	56	—	278	105	53	50	356	15	35	—	—	10
Passenger Transportation Board	492	328	—	83	—	411	140	8	—	2	9	5	—	1	—
Passenger Transportation Branch	1,087	1,872	7	475	—	2,354	—	3	—	—	29	64	—	—	—
Executive and Support Services	11,511	13,450	15	3,464	54	16,983	—	386	4	25	234	571	—	5	1
Minister’s Office	620	339	—	106	54	499	—	74	—	—	13	15	—	—	—
Corporate Services	10,891	13,111	15	3,358	—	16,484	—	312	4	25	221	556	—	5	1

Total	890,092	113,754	1,778	29,115	54	144,701	245	7,738	9,426	170,683	9,005	4,116	—	264	877,479

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE

($000)

VOTE 43 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Transportation and Infrastructure Improvements	45,481	1,026,916	—	790	1,361,672	—	—	45,723	45,723	—	—	397	397	—	(1)	(1)	(1,355,424)	(110,249)	(1,465,673)	16,987
Transportation Policy and Programs	—	—	—	—	271	—	—	5,000	5,000	—	—	19	19	—	—	—	(845)	—	(845)	7,984
Transportation Investments	45,477	1,024,086	—	200	1,349,683	—	—	24,693	24,693	—	—	285	285	—	(1)	(1)	(1,328,426)	(109,618)	(1,438,044)	1
Partnerships	4	2,830	—	590	10,917	—	—	465	465	—	—	70	70	—	—	—	(13,585)	(566)	(14,151)	1
Port and Airport Development	—	—	—	—	320	—	—	15,565	15,565	—	—	4	4	—	—	—	(10,067)	—	(10,067)	8,095
Enhancing Economic Development	—	—	—	—	481	—	—	—	—	—	—	19	19	—	—	—	(2,501)	(65)	(2,566)	906
Public Transportation	1	629,972	—	—	881,601	—	—	418,618	418,618	—	—	4	4	—	(1)	(1)	(768,342)	(187,541)	(955,883)	348,321
Public Transit	1	629,972	—	—	654,486	—	—	418,618	418,618	—	—	4	4	—	(1)	(1)	(768,342)	(187,541)	(955,883)	121,206
Coastal Ferry Services	—	—	—	—	227,115	—	—	—	—	—	—	—	—	—	—	—	—	—	—	227,115
Highway Operations	2,784	70,312	5,047	619	615,494	—	—	16,000	16,000	—	—	527	527	—	(1)	(1)	(130,608)	(3,068)	(133,676)	544,168
Maintenance and Operations	102	70,312	3,969	271	579,439	—	—	16,000	16,000	—	—	310	310	—	(1)	(1)	(111,125)	(1,760)	(112,885)	506,433
Commercial Vehicle Safety and Enforcement	2,682	—	1,078	348	6,704	—	—	—	—	—	—	216	216	—	—	—	—	(1,308)	(1,308)	27,085
Inland Ferries	—	—	—	—	29,351	—	—	—	—	—	—	1	1	—	—	—	(19,483)	—	(19,483)	10,650
Commercial Transportation Regulation	13	—	162	75	1,135	—	—	—	—	—	—	8	8	—	(1)	(1)	—	(977)	(977)	3,208
Container Trucking Commissioner	—	—	—	75	699	—	—	—	—	—	—	—	—	—	—	—	—	(976)	(976)	1
Passenger Transportation Board	—	—	—	—	165	—	—	—	—	—	—	1	1	—	(1)	(1)	—	(1)	(1)	575
Passenger Transportation Branch	13	—	162	—	271	—	—	—	—	—	—	7	7	—	—	—	—	—	—	2,632
Executive and Support Services	—	—	1	—	1,227	—	—	—	—	—	—	215	215	—	(1,956)	(1,956)	(3,215)	(322)	(3,537)	12,932
Minister’s Office	—	—	—	—	102	—	—	—	—	—	—	21	21	—	—	—	—	—	—	622
Corporate Services	—	—	1	—	1,125	—	—	—	—	—	—	194	194	—	(1,956)	(1,956)	(3,215)	(322)	(3,537)	12,310

Total	48,279	1,727,200	5,210	1,484	2,861,129	—	—	480,341	480,341	—	—	1,151	1,151	—	(1,960)	(1,960)	(2,257,589)	(302,157)	(2,559,746)	925,616

MANAGEMENT OF PUBLIC FUNDS AND DEBT

($000)

VOTE 44 Management of Public Funds and Debt

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Borrowing for Government Operating and Capital Funding	1,275,904	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Borrowing for Relending to Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Financial Agreements Entered into on Behalf of Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Warehouse Borrowing Program	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,275,907	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MANAGEMENT OF PUBLIC FUNDS AND DEBT

($000)

VOTE 44 Management of Public Funds and Debt

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Borrowing for Government Operating and Capital Funding	—	—	—	—	—	—	—	—	—	—	1,270,646	9,931	1,280,577	—	—	—	(2,660)	—	(2,660)	1,277,917
Borrowing for Relending to Government Bodies	—	—	—	—	—	—	—	—	—	—	—	1,340,676	1,340,676	—	—	—	(448,653)	(892,022)	(1,340,675)	1
Financial Agreements Entered into on Behalf of Government Bodies	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Warehouse Borrowing Program	—	—	—	—	—	—	—	—	—	—	—	20,083	20,083	—	—	—	—	(20,082)	(20,082)	1

Total	—	—	—	—	—	—	—	—	—	—	1,270,646	1,370,691	2,641,337	—	—	—	(451,313)	(912,104)	(1,363,417)	1,277,920

OTHER APPROPRIATIONS

($000)

VOTE 45 Contingencies (All Ministries) and New Programs

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
General Programs	550,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
General Programs	550,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
CleanBC	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	550,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 46 Capital Funding

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Capital Funding	1,772,046	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Post-secondary Institutions	431,122	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Schools	483,205	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Facilities	615,196	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Housing	227,687	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Pavilion Corporation	14,836	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,772,046	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 45 Contingencies (All Ministries) and New Programs

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
General Programs	—	—	—	—	—	—	—	—	—	—	—	1,303,500	1,303,500	—	—	—	—	—	—	1,303,500
General Programs	—	—	—	—	—	—	—	—	—	—	—	1,266,240	1,266,240	—	—	—	—	—	—	1,266,240
CleanBC	—	—	—	—	—	—	—	—	—	—	—	37,260	37,260	—	—	—	—	—	—	37,260

Total	—	—	—	—	—	—	—	—	—	—	—	1,303,500	1,303,500	—	—	—	—	—	—	1,303,500

VOTE 46 Capital Funding

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Capital Funding	—	—	—	—	—	—	—	2,134,111	2,134,111	—	—	5	5	—	—	—	—	(5)	(5)	2,134,111
Post-secondary Institutions	—	—	—	—	—	—	—	434,478	434,478	—	—	1	1	—	—	—	—	(1)	(1)	434,478
Schools	—	—	—	—	—	—	—	788,189	788,189	—	—	1	1	—	—	—	—	(1)	(1)	788,189
Health Facilities	—	—	—	—	—	—	—	654,442	654,442	—	—	1	1	—	—	—	—	(1)	(1)	654,442
Housing	—	—	—	—	—	—	—	247,002	247,002	—	—	1	1	—	—	—	—	(1)	(1)	247,002
British Columbia Pavilion Corporation	—	—	—	—	—	—	—	10,000	10,000	—	—	1	1	—	—	—	—	(1)	(1)	10,000

Total	—	—	—	—	—	—	—	2,134,111	2,134,111	—	—	5	5	—	—	—	—	(5)	(5)	2,134,111

OTHER APPROPRIATIONS

($000)

VOTE 47 Commissions on Collection of Public Funds

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Commissions on Collection of Public Funds	74,314	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education, Skills and Training	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	400	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Citizens’ Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Petroleum Resources	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment and Climate Change Strategy	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	66,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests, Lands, Natural Resource Operations & Rural Dev	1,713	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	895	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Indigenous Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Jobs, Trade and Technology	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Mental Health and Addictions	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Municipal Affairs and Housing	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	4,803	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Social Development and Poverty Reduction	480	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Arts and Culture	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(74,313)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 47 Commissions on Collection of Public Funds

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—	74,060	74,060	—	—	—	—	—	—	74,060
Ministry of Advanced Education, Skills and Training	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Agriculture	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Attorney General	—	—	—	—	—	—	—	—	—	—	—	400	400	—	—	—	—	—	—	400
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Energy, Mines and Petroleum Resources	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Environment and Climate Change Strategy	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	66,000	66,000	—	—	—	—	—	—	66,000
Ministry of Forests, Lands, Natural Resource Operations & Rural Dev	—	—	—	—	—	—	—	—	—	—	—	1,641	1,641	—	—	—	—	—	—	1,641
Ministry of Health	—	—	—	—	—	—	—	—	—	—	—	895	895	—	—	—	—	—	—	895
Ministry of Indigenous Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Jobs, Trade and Technology	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Labour	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Mental Health and Addictions	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Municipal Affairs and Housing	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	4,630	4,630	—	—	—	—	—	—	4,630
Ministry of Social Development and Poverty Reduction	—	—	—	—	—	—	—	—	—	—	—	480	480	—	—	—	—	—	—	480
Ministry of Tourism, Arts and Culture	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Transportation and Infrastructure	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Recoveries	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(74,060)	—	(74,060)	(74,059)

Total	—	—	—	—	—	—	—	—	—	—	—	74,061	74,061	—	—	—	(74,060)	—	(74,060)	1

OTHER APPROPRIATIONS

($000)

VOTE 48 Allowances for Doubtful Revenue Accounts

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Allowances for Doubtful Revenue Accounts	150,673	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education, Skills and Training	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	2,475	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Citizens’ Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Petroleum Resources	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment and Climate Change Strategy	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	126,300	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests, Lands, Natural Resource Operations & Rural Dev	5,602	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	4,506	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Indigenous Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Jobs, Trade and Technology	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Mental Health and Addictions	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Municipal Affairs and Housing	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	3,640	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Social Development and Poverty Reduction	8,029	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Arts and Culture	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(150,672)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 48 Allowances for Doubtful Revenue Accounts

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—	140,314	140,314	—	—	—	—	—	—	140,314
Ministry of Advanced Education, Skills and Training	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Agriculture	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Attorney General	—	—	—	—	—	—	—	—	—	—	—	2,456	2,456	—	—	—	—	—	—	2,456
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	50	50	—	—	—	—	—	—	50
Ministry of Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Energy, Mines and Petroleum Resources	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Environment and Climate Change Strategy	—	—	—	—	—	—	—	—	—	—	—	50	50	—	—	—	—	—	—	50
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	114,600	114,600	—	—	—	—	—	—	114,600
Ministry of Forests, Lands, Natural Resource Operations & Rural Dev	—	—	—	—	—	—	—	—	—	—	—	5,602	5,602	—	—	—	—	—	—	5,602
Ministry of Health	—	—	—	—	—	—	—	—	—	—	—	4,506	4,506	—	—	—	—	—	—	4,506
Ministry of Indigenous Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Jobs, Trade and Technology	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Labour	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Mental Health and Addictions	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Municipal Affairs and Housing	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	5,000	5,000	—	—	—	—	—	—	5,000
Ministry of Social Development and Poverty Reduction	—	—	—	—	—	—	—	—	—	—	—	8,029	8,029	—	—	—	—	—	—	8,029
Ministry of Tourism, Arts and Culture	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Transportation and Infrastructure	—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10
Recoveries	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(140,314)	—	(140,314)	(140,313)

Total	—	—	—	—	—	—	—	—	—	—	—	140,315	140,315	—	—	—	(140,314)	—	(140,314)	1

OTHER APPROPRIATIONS

($000)

VOTE 49 Tax Transfers

	Total
	2018/19					Total
Description	Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60	63	65	67	68	69
Personal Tax Transfers	515,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Low Income Climate Action Tax Credits	235,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BC Early Childhood Tax Benefit	140,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Sales Tax Credits	52,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Small Business Venture Capital Tax Credits	30,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Personal Income Tax Credits	58,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Tax Transfers	731,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Film and Television Tax Credits	86,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Production Services Tax Credits	488,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Scientific Research and Experimental Development Tax Credits	68,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interactive Digital Media Tax Credits	56,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Corporate Income Tax Credits	33,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,246,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 50 Auditor General for Local Government

	Total
	2018/19					Total
Description	Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60	63	65	67	68	69
Auditor General for Local Government	2,600	1,282	24	326	—	1,632	35	120	15	354	90	155	—	—	—

Total	2,600	1,282	24	326	—	1,632	35	120	15	354	90	155	—	—	—

VOTE 51 Forest Practices Board

	Total
	2018/19					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Forest Practices Board	3,845	1,869	—	475	—	2,344	70	180	—	417	294	130	—	10	—

Total	3,845	1,869	—	475	—	2,344	70	180	—	417	294	130	—	10	—

OTHER APPROPRIATIONS

($000)

VOTE 49 Tax Transfers

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Personal Tax Transfers	—	—	—	—	—	—	554,000	—	554,000	—	—	—	—	—	—	—	—	—	—	554,000
Low Income Climate Action Tax Credits	—	—	—	—	—	—	267,000	—	267,000	—	—	—	—	—	—	—	—	—	—	267,000
BC Early Childhood Tax Benefit	—	—	—	—	—	—	132,300	—	132,300	—	—	—	—	—	—	—	—	—	—	132,300
Sales Tax Credits	—	—	—	—	—	—	50,000	—	50,000	—	—	—	—	—	—	—	—	—	—	50,000
Small Business Venture Capital Tax Credits	—	—	—	—	—	—	30,000	—	30,000	—	—	—	—	—	—	—	—	—	—	30,000
Other Personal Income Tax Credits	—	—	—	—	—	—	74,700	—	74,700	—	—	—	—	—	—	—	—	—	—	74,700
Corporate Tax Transfers	—	—	—	—	—	—	935,000	—	935,000	—	—	—	—	—	—	—	—	—	—	935,000
Film and Television Tax Credits	—	—	—	—	—	—	105,000	—	105,000	—	—	—	—	—	—	—	—	—	—	105,000
Production Services Tax Credits	—	—	—	—	—	—	664,800	—	664,800	—	—	—	—	—	—	—	—	—	—	664,800
Scientific Research and Experimental Development Tax Credits	—	—	—	—	—	—	72,000	—	72,000	—	—	—	—	—	—	—	—	—	—	72,000
Interactive Digital Media Tax Credits	—	—	—	—	—	—	55,000	—	55,000	—	—	—	—	—	—	—	—	—	—	55,000
Other Corporate Income Tax Credits	—	—	—	—	—	—	38,200	—	38,200	—	—	—	—	—	—	—	—	—	—	38,200

Total	—	—	—	—	—	—	1,489,000	—	1,489,000	—	—	—	—	—	—	—	—	—	—	1,489,000

VOTE 50 Auditor General for Local Government

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Auditor General for Local Government	—	—	—	210	979	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	2,608

Total	—	—	—	210	979	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	2,608

VOTE 51 Forest Practices Board

																				Total
					Total				Total				Total			Total			Total	2019/20
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Forest Practices Board	183	—	—	234	1,518	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	3,862

Total	183	—	—	234	1,518	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	3,862

EXPLANATORY NOTES ON THE GROUP ACCOUNT CLASSIFICATIONS

OPERATING EXPENSES

Consolidated Revenue Fund operating expenses are presented in the Estimates and the Supplement to the Estimates on the basis of a group account classification system. Each group account represents a broad category of expenses and is comprised of several specific components termed standard object of expense. These specific components are presented in the Supplement to the Estimates, and are then aggregated into the group account classification totals shown in the Estimates. This group account classification system is described below.

SALARIES AND BENEFITS

50          Base Salaries — includes the cost of the base salaries, overtime pay, and lump sum payments for all permanent and temporary direct employees of the government.

51          Supplementary Salary Costs — includes the cost of extra pay for certain types of work, such as shift differentials, premiums, and allowances.

52          Employee Benefits — includes the cost of employer contributions to employee benefit plans, pensions, and other expenses related to employee salaries. Other benefits paid by the employer, such as relocation and transfer expenses, are also included.

54          Legislative Salaries and Indemnities — includes the cost of the annual Members of the Legislative Assembly (MLA) indemnity and supplementary salaries as authorized under section 4 of the Members’ Remuneration and Pensions Act. Salaries for the officers of the Legislature are also included.

OPERATING COSTS

55          Boards, Commissions and Courts — Fees and Expenses — includes fees paid to board and commission members, juries and witnesses, and related travel and out-of-pocket expenses.

57          Public Servant Travel — includes travel expenses of direct government employees and officials on government business, including prescribed allowances.

59          Centralized Management Support Services — includes central agency charges to ministries for services such as legal services.

60          Professional Services — includes fees and expenses for professional services rendered directly to government for the provision of goods and services in the delivery of government programs, the provision of goods or services that are required by statute or legislation and are billed directly to the government, and the provision of goods or services that will assist in the development of policy and/or programs or improve/change the delivery of programs, such as management consulting services.

63          Information Systems — Operating — includes all contract fees and costs related to data, voice, image, and text processing operations and services, such as data and word processing, data communications charges, supplies, repairs, maintenance, and short-term rentals of information processing equipment.

65          Office and Business Expenses — includes supplies and services required for the operation of offices.

67          Informational Advertising and Publications — includes costs associated with non-statutory advertising and general publications.

68          Statutory Advertising and Publications — includes costs associated with special notices and publications required by statute and regulations.

69          Utilities, Materials and Supplies — includes the cost of services such as the supply of water and electricity, materials, and supplies required for normal operation of government services and food for institutions.

70          Operating Equipment and Vehicles — includes the costs associated with the repair and maintenance of government vehicles and operating machinery and equipment.

72          Non-Capital Roads and Bridges — includes highway costs recovered from the BC Transportation Financing Authority, costs for minor enhancements to capitalized infrastructure, as well as non-highway road costs.

73          Amortization — includes the amortization of the cost of capital assets and prepaid capital advances over their useful lives.

75          Building Occupancy Charges — includes payments to the private sector for the rental and/or maintenance of buildings and office accommodation, including tenant improvements that do not meet the criteria for capitalization.

GOVERNMENT TRANSFERS

77          Transfers — Grants — includes payments to individuals, businesses, non-profit associations, and other entities which may include stipulations as to the use of the funds and which are not entitlements or shared cost arrangements.

79          Transfers — Entitlements — includes payments to individuals, businesses, and other entities where eligible recipients must be paid under statute or regulation once they meet all eligibility criteria, if any, outlined in the statute or regulation.

80          Transfers — Shared Cost Arrangements — includes payments that are reimbursements to individuals, businesses, and other entities under the terms of a contract or agreement.

EXPLANATORY NOTES ON THE GROUP ACCOUNT CLASSIFICATIONS continued

OTHER EXPENSES

81          Transfers Between Votes and Special Accounts — includes transfers (payments) between a vote and a special account.

83          Interest on the Public Debt — includes only interest payments on the direct provincial debt borrowed for government purposes.

85          Other Expenses — includes expenses, such as financing costs, valuation allowances, and other expenses, which cannot be reasonably allocated to another standard object of expense.

INTERNAL RECOVERIES

86          Recoveries Between Votes and Special Accounts — includes recoveries between a vote and a special account.

88          Recoveries Within the Consolidated Revenue Fund — includes recoveries for the use of equipment or the provision of goods and services between ministries of the provincial government.

EXTERNAL RECOVERIES

89          Recoveries Within the Government Reporting Entity — includes costs and amounts recovered from government corporations, organizations, and agencies; the offset for commissions paid for the collection of government revenues and accounts; and the write-off of uncollectible revenue-related accounts.

90          Recoveries External to the Government Reporting Entity — includes costs and amounts recovered from other governments and non-government organizations.

CAPITAL EXPENDITURES

Consolidated Revenue Fund capital expenditures are presented on the basis of the category of asset acquired. The categorization of assets is described below.

Land — includes the purchased or acquired value for parks and other recreation land, land directly associated with capitalized infrastructure (buildings, ferries, and bridges), but does not include land held for resale.

Land Improvements — includes the capital cost of improvements to dams and water management systems and recreation areas.

Buildings — includes the purchase, construction, or major improvement of buildings owned by the Consolidated Revenue Fund.

Specialized Equipment — includes the purchase or capital lease cost of heavy equipment, such as tractors and trailers, as well as telecommunications relay towers and switching equipment.

Office Furniture and Equipment — includes the cost or capital lease cost of office furniture and equipment.

Vehicles — includes the purchase or capital lease cost of passenger, light truck, and utility vehicles.

Information Systems — includes the purchase or capital lease cost of mainframe and other systems hardware, software, and related equipment.

Tenant Improvements — includes the cost or capital lease cost of improvements to leased space.

Roads — includes the capital costs for construction or major improvements of roads, highways, bridges, and ferries.

Ministry of Finance

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